Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Senior Secured Income Fund Class A: CFRAX Class C: CFRCX Class C-1: CFRFX Class I: CFRIX
Catalyst Enhanced Income Strategy Fund Class A:EIXAX Class C: EIXCX Class I: EIXIX

PROSPECTUS
NOVEMBER 1, 2025

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

FUND SUMMARY: CATALYST INSIDER INCOME FUND	3
FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND	10
FUND SUMMARY: CATALYST/SMH TOTAL RETURN INCOME FUND	17
FUND SUMMARY: CATALYST/MAP GLOBAL BALANCED FUND	26
FUND SUMMARY: CATALYST/CIFC SENIOR SECURED INCOME FUND	34
FUND SUMMARY: CATALYST ENHANCED INCOME STRATEGY FUND	47
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	55
HOW TO BUY SHARES	101
HOW TO REDEEM SHARES	111
VALUING THE FUNDS’ ASSETS	117
DIVIDENDS, DISTRIBUTIONS AND TAXES	117
MANAGEMENT OF THE FUNDS	118
FINANCIAL HIGHLIGHTS	126
APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	145
PRIVACY NOTICE	153
FOR MORE INFORMATION	155

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FUND SUMMARY: CATALYST INSIDER INCOME FUND

Investment Objective:

The Fund’s investment objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 101 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 64 and Waivers of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%	0.41%	0.41%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%
Fee Waiver and/or Expense Reimbursement [3]	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	1.76%	0.76%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in his fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit the total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.00%, 1.75% and 0.75% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$573	$179	$78
3	$865	$640	$331
5	$1,177	$1,127	$604
10	$2,062	$2,471	$1,384

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 99% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. corporate bonds issued by companies, including real estate investment trusts (“REITs”), whose executives are purchasing shares of the company’s common stock. The Fund may invest in corporate bonds, including convertible bonds, of any credit quality (including “junk” bonds), effective maturity or average modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half years.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes has the potential to substantially reduce the likelihood of bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of the company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size, and other factors to select what the Advisor believes to be the most significant insider buying signals – the signals that are historically associated with companies that have avoided bankruptcy. Corporate bonds meeting the insider activity screen criterion are analyzed and selected in an attempt to establish a portfolio with the target credit quality, duration, maturity, and SEC yield (i.e., the income generated by a bond fund over a 30-day period after accounting for expenses). The Advisor generally intends to hold bonds to maturity, but positions may be sold if insider trading trends reverse in a manner the Advisor believes to be significant, or if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. An issuer of a security may fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. . An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.63% (quarter ended June 30, 2020), and the lowest return for a quarter was (5.71)% (quarter ended June 30, 2022). The Class A shares’ year-to-date return as of September 30, 2025 was 3.76%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	2.48%	2.14%	2.60%
Return After Taxes on Distributions	0.58%	0.56%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares	1.43%	0.94%	1.43%
Class C
Return Before Taxes	6.82%	2.40%	2.38%
Class I
Return Before Taxes	7.90%	3.41%	3.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
Bloomberg US Govt/Credit 1-3 YR TR Index (reflects no deduction for fees, expenses or taxes)	4.36%	1.58%	1.63%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller and Ashley are jointly and primarily responsible for the day to day management of the Fund’s portfolio. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2014. Mr. Ashley has served the Fund in this capacity since November 2017.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA and 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND

Investment Objective:

The Fund’s investment objective is income

with capital appreciation as a secondary objective.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 101 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 64 and Waivers of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.11%	1.11%	1.11%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.37%	3.12%	2.12%
Fee Waiver and/or Expense Reimbursement[3]	(0.88)%	(0.88)%	(0.88)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.49%	2.24%	1.24%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.48%, 2.23% and 1.23% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$619	$227	$126
3	$1,099	$880	$579
5	$1,604	$1,559	$1,058
10	$2,989	$3,369	$2,382

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 54% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds and convertible securities. The Fund may invest, without limitation, in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate in value through an improvement in credit quality, among other reasons.

To select the securities in which to invest, SMH Capital Advisors, LLC, the Fund’s sub-advisor (“Sub-Advisor”), conducts fundamental credit research on each issuer. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock, but a lower claim on assets than corporate bondholders.

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. An issuer of a security may fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies, and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, trade policies, exchange rates, competition, consumer confidence, changes in demographics, and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 12.57% (quarter ended June 30, 2016), and the lowest return for a quarter was (19.81)% (quarter ended September 30, 2015). The Class A shares’ year-to-date return as of September 30, 2025 was 14.44%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	3.84%	4.44%	3.85%
Return After Taxes on Distributions	1.04%	2.03%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	2.21%	2.33%	1.65%
Class C
Return Before Taxes	8.17%	4.71%	3.56%
Class I
Return Before Taxes	9.29%	5.73%	4.59%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
ICE BofA US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	8.11%	4.06%	5.09%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: SMH Capital Advisors, LLC serves as the Fund’s investment sub-advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor, Lisa Haley, Vice President, Chief Compliance Officer, Chief Operations Officer and Assistant Portfolio Manager of the Sub-Adviser and Brandon Allred, Portfolio Manager of the Sub-Adviser, serve as the Fund’s portfolio managers. Mr. Moyers, Ms. Haley and Mr. Allred are jointly and primarily responsible for managing the Fund. Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Ms. Haley has served the Fund in this capacity since 2023. Mr. Allred has served the Fund in this capacity since 2025.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/SMH TOTAL RETURN INCOME FUND

Investment Objective:

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 101 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 64 and Waivers of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.14%	1.14%	1.14%
Acquired Fund Fees and Expenses[2]	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	3.01%	3.76%	2.76%
Fee Waiver and/or Expense Reimbursement[3]	(0.81)%	(0.81)%	(0.81)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.20%	2.95%	1.95%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.58%, 2.33% and 1.33% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$785	$298	$198
3	$1,380	$1,075	$780
5	$1,999	$1,871	$1,388
10	$3,657	$3,950	$3,031

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 62% of the average value of its portfolio.

Principal Investment Strategies:

Normally, the Fund invests primarily in a broad range of income-producing securities. These include equity securities, such as dividend-paying common stocks and REITs, and debt securities, such as interest-paying bonds and convertible bonds. The Fund may also invest in preferred stock, master limited partnerships (“MLPs”), and bank notes. The composition of the Fund’s investments in equity, debt, and cash or money market instruments may vary substantially depending on various factors, including market conditions.

Generally, at least 30% of the Fund’s assets is invested in equity securities. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may invest in other investment companies (“acquired funds”), including business development companies (“BDCs”) and other closed-end funds, and exchange-traded funds (“ETFs”). The Fund may invest in companies of any market capitalization, but generally focuses on stocks with capitalization between $500 million and $10 billion.

The Fund may invest up to 20% of its total assets in equity securities of issuers domiciled outside the United States, including, without limitation, sponsored American Depositary Receipts (“ADRs”). The Fund may also invest up to 20% of its assets in debt securities of non-U.S. issuers.

In addition, the Fund may invest, without limitation, in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings, or unrated but determined by the Fund’s sub-advisor, SMH Capital Advisors, LLC (the “Sub-Advisor”) to be of equivalent quality), also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio generally have an average maturity of less than ten years.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments with yields above the market average and generally focuses on value-oriented securities – those with low price to sales, price to book, and price to earnings ratios relative to their growth rates. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst/SMH Total Return Income Fund - Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. An issuer of a security may fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that a return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments

Foreign Securities/Investments Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies, and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of a Fund.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Performance:

The bar chart and accompanying table shown below provides an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 17.82% (quarter ended June 30, 2020), and the lowest return for a quarter was (25.57)% (quarter ended March 31, 2020). The Class A shares’ year-to-date return as of September 30, 2025 was 8.77%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	5 Year	10 Year
Class A
Return Before Taxes	4.26%	6.43%	5.12%
Return After Taxes on Distributions	1.19%	4.30%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	2.46%	4.10%	2.92%
Class C
Return Before Taxes	9.57%	6.85%	4.94%
Class I
Return Before Taxes	10.70%	7.95%	6.00%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
ICE BofA High Yield U.S. Corporates Cash Pay Index (reflects no deduction for fees, expenses or taxes)	8.11%	4.06%	5.09%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: SMH Capital Advisors, LLC serves as the Fund’s investment sub-advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor, Lisa Haley, Vice President, Chief Compliance Officer, Chief Operations Officer and Assistant Portfolio Manager of the Sub-Adviser and Brandon Allred, Portfolio Manager of the Sub-Adviser, serve as the Fund’s portfolio managers. Mr. Moyers, Ms. Haley and Mr. Allred are jointly and primarily responsible for managing the Fund. Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Ms. Haley has served the Fund in this capacity since 2023. Mr. Allred has served the Fund in this capacity since 2025.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax-deferred plans, such as IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/MAP GLOBAL BALANCED FUND

Investment Objective:

The Fund’s investment objective is total return, which consists of current income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 101 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 64 and Waivers of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.22%	1.22%	1.22%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.48%	3.23%	2.23%
Fee Waiver and/or Expense Reimbursement[3]	(1.25)%	(1.25)%	(1.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23%	1.98%	0.98%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.22%, 1.97% and 0.97% for Class A, Class C shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$693	$201	$100
3	$1,191	$878	$577
5	$1,713	$1,580	$1,080
10	$3,140	$3,445	$2,467

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 60% of the average value of its portfolio.

Principal Investment Strategies:

Normally, the Fund invests primarily in a broad range of domestic and international, including emerging markets, fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds, and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt, and cash or money market instruments may vary substantially depending on various factors, including market conditions. Under normal circumstances, the Fund invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. Fixed income securities include interest-paying bonds and convertible bonds. Equity securities include common stock, preferred stock, and options on those securities.

The Fund may invest in the securities of companies with market capitalizations of $300 million or more and in the securities of companies of any credit quality. The Fund may invest its assets in equity securities of issuers domiciled outside the United States, including, without limitation, sponsored American Depositary Receipts (“ADRs”). The Fund may also invest its assets in debt securities of non-U.S. issuers. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, at least 40% of the Fund’s assets is in securities of issuers domiciled in at least three countries outside of the United States.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings, or unrated but determined by the Fund’s investment sub-advisor, Managed Asset Portfolios, LLC (the “Sub-Advisor”) to be of equivalent quality), also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where a catalyst may unlock the intrinsic value of the company. Securities are subsequently removed from the portfolio when the stock exceeds its estimated fair market value, or when there is a change or deterioration at the company that causes the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. An issuer of a security may fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries, and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies, and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities/Investments Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies, and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying security falls below the strike price; the Fund’s losses are potentially large in a written put transaction. If unhedged, the Fund’s written call options expose the Fund to potentially unlimited losses. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. The Fund’s losses are potentially large in a written put transaction. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. The Fund’s losses are potentially large in a written put transaction.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and supplemental indexes. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 9.18% (quarter ended June 30, 2020), and the lowest return for a quarter was (14.22)% (quarter ended March 31, 2020). The Fund’s Class A shares year-to-date return as of September 30, 2025 was 13.76%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	5 Year	10 Year
Class A
Return Before Taxes	(1.34)%	1.77%	3.19%
Return After Taxes on Distributions	(3.03)%	0.65%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	(0.57)%	1.13%	2.25%
Class C
Return Before Taxes	3.77%	2.19%	3.02%
Class I
Return Before Taxes	4.83%	3.24%	4.08%
MSCI ACWI Gross Index (reflects no deduction for fees, expenses or taxes)	18.01%	10.58%	9.79%
MSCI ACWI Value Gross Index (reflects no deduction for fees, expenses or taxes)	11.56%	7.20%	7.03%
50% ICE BofAML 1-3 Year/ 50% - MSCI ACWI Gross (reflects no deduction for fees, expenses or taxes)	11.52%	6.61%	6.18%
50% MSCI ACWI Value/50% ML AAAA 1-3YR (reflects no deduction for fees, expenses or taxes)	8.45%	4.99%	4.85%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Managed Asset Portfolios, LLC serves as the Fund’s investment sub-advisor.

Portfolio Managers: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, Zachary Fellows, Portfolio Manager of the Sub-Advisor and Karen Culver, Portfolio Manager of the Sub-Advisor, serve as the Fund’s portfolio managers. Messrs. Dzialo, Swan and Fellows, and Ms. Culver, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011, Ms. Culver has served the Fund in this capacity since 2012, and Mr. Fellows has served the Fund in this capacity since 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax deferred plans, such as IRA and 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST/CIFC SENIOR SECURED INCOME FUND

Investment Objective:

The Fund’s investment objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 101 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 64 and Waivers of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class C-1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	1.00%[2]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.51%	2.26%	2.26%	1.26%
Fee Waiver and/or Expense Reimbursement[4]	(0.32)%	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.19%	1.94%	1.94%	0.94%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2.	The 1.00% maximum deferred sales charge on Class C-1 shares applies to shares sold within 12 months of purchase.

[3]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

4.	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.15%, 1.90%, 1.90% and 0.90% for Class A shares, Class C shares, Class C-1 shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class C-1 (with redemption)	Class C-1 (no redemption)	Class I
1	$591	$197	$297	$197	$96
3	$900	$676	$676	$676	$368
5	$1,231	$1,181	$1,181	$1,181	$661
10	$2,165	$2,570	$2,570	$2,570	$1,494

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 117% of the average value of its portfolio.

Principal Investment Strategies:

In order to accomplish the Fund’s objective, the Fund invests in a portfolio composed mainly of senior secured corporate loans (sometimes referred to as “adjustable rate loans,” “floating rate loans” or “bank loans”). These loans hold a senior position in the capital structure and, at the time of purchase, are typically rated below investment grade. Such loans are considered to be speculative investments. The senior secured corporate loans in which the Fund invests generally are expected to bear interest at floating rate based on Secured Overnight Financing Rate (“SOFR”), or such other alternative reference rate as has been adopted with respect to each loan. The Fund may invest in loans with financial maintenance covenants and loans that contain limited, if any, financial maintenance covenants that protect lenders (sometimes referred to as “covenant-lite” obligations). The Fund invests primarily in floating rate loans and other floating rate investments, but also may invest in other debt securities, including high yield securities (commonly referred to as “junk bonds”).

The Fund invests a majority of its assets in the securities of U.S. issuers, but may also invest in securities of non-U.S. issuers, including, without limitation, securities issued by Canadian, U.K., and European corporations. The Fund has no restrictions on investment maturity. The Fund may invest in both the primary and secondary markets, and may invest in secured corporate loans and other debt securities (which may be unsecured) made in connection with highly leveraged transactions, including, but not limited to, operating loans, leveraged buyout loans and bonds, and leveraged recapitalization loans and bonds. The Fund may also invest in debtor-in-possession loans (i.e., senior obligations issued in connection with restructuring proceedings).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in senior secured debt instruments. Such debt instruments include: floating rate bonds; floating rate notes; floating rate debentures; tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities; and other investment companies (including exchange traded funds) (“ETFs”) that invest primarily in floating rate assets. The Fund considers the investments of the underlying funds when determining its compliance with this 80% policy. Asset-backed securities include collateralized loan obligations (“CLOs”). The Fund may invest in senior or subordinate tranches of a CLO or other structured product. The Fund may invest up to 20% of its total assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured or unsecured; short-term debt obligations, repurchase agreements and cash and cash equivalents that do not otherwise qualify as floating rate debt, and other investment companies, including money market funds and ETFs (other than ETFs that invest primarily in floating rate assets). Additionally, the Fund may receive equity securities from capital restructurings related to the floating rate instruments in which it invests. The Fund may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries or issuers.

In constructing the Fund’s portfolio, the Fund’s sub-advisor, CIFC Investment Management LLC (the “Sub-Advisor”), uses a bottom-up approach that seeks to identify instruments that it believes are either mispriced relative to their risk or have a likelihood of near-term price appreciation. In addition, the Sub-Advisor seeks opportunities that generate income and have profit potential while managing default risk. In its assessment of individual instruments, the Sub-Advisor utilizes a disciplined approach that focuses on credit fundamentals, relative value, and active risk management. The Sub-Advisor monitors the Fund’s investments on an ongoing basis and sells an investment when the value of the investment relative to its risk profile no longer meets the Sub-Advisor’s criteria for inclusion in the portfolio, or when a more attractive investment becomes available.

The Sub-Advisor also may implement a hedging strategy, when deemed appropriate to reduce risk of loss, that utilizes short sales and derivative instruments, including futures contracts, options, swap contracts, and options on futures and swap contracts. In particular, the Fund may take short positions, or obtain short exposure through derivatives, in U.S. Treasury bonds.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Bank Loans Risk. The market for bank loans, also known as loans or corporate loans, of which senior secured loans are a type, may not be highly liquid, and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

CLOs Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes, or “tranches,” of debt that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. Subordinate tranche investments involve greater risk of loss than more senior tranches. CLOs also carry risks, including, but not limited to, interest rate risk and credit risk.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund, or by a special purpose or structured vehicle invested in by the Fund, may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

“Covenant-lite” Obligations Risk. Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations may carry more risk than traditional loans, as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values, as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result of its investments in covenant-lite obligations, the Fund may suffer increased losses, especially during a downturn in the credit cycle or changes in market conditions.

Credit Risk for Floating Rate Loans. Credit risk is the risk that the issuer of a loan or other instrument will not be able to make principal and interest payments when due, reducing the Fund’s total return. The value of the Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund’s investments can fall if the actual or perceived financial health of the borrowers or issuers of such investments deteriorates, whether because of broad economic or issuer-specific reasons. The Fund could lose money if the issuer of a loan or debt security defaults or fails to pay interest or principal when it is due, or otherwise fails to honor its obligations. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. Senior loans and other floating rate instruments that are rated below investment grade are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt instruments have a higher priority than lower ranking (subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In the event an issuer fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund, and likely lead to a decline in the net asset value of the Fund’s shares. Credit risk may be substantial for the Fund.

Debtor-In-Possession Loan Risks. Debtor-in-possession (DIP) loans can provide creditors with varying levels of protection, as they may carry super-priority repayment status, be secured by a lien on the borrower’s otherwise unencumbered assets, or be secured by a junior lien on the borrower’s encumbered assets. These financings are subject to the risk that the borrower will not emerge successfully from the bankruptcy/reorganization proceedings and will be forced to liquidate its assets. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP loan and any remaining unencumbered assets, which might be insufficient to repay the DIP loan in full.

Demand for Loans Risk. An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s net asset value to decline.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation; and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. In addition, Rule 18f-4 under the Investment Company Act of 1940, as amended, which governs the use of derivatives and certain related instruments (including non-standard settlement cycle securities, such as bank loans), provides that a transaction with a non-standard settlement cycle will be deemed not to involve a senior security, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Compliance with Rule 18f-4 could have an adverse impact on the Fund’s performance and ability to implement its strategies. If more than a limited number of transactions with non-standard settlement cycles (including bank loans) settle later than 35 days of their trade date, such transactions could be deemed “derivatives transactions” for purposes of Rule 18f-4, requiring the Fund to adopt and implement a derivatives risk management program and apply a value-at-risk based limit to its use of derivatives transactions.

Equity Securities Incidental to Investments in Loans Risk. The value of equity securities held by the Fund may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Focused Investment Risk. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries, or issuers. Investments focused on a limited number of industries, asset classes, countries, or issuers that are subject to the same or similar risk factors, and investments whose prices are closely correlated, are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The focus of the Fund’s portfolio in any issuers would subject the Fund to a greater degree of risk with respect to market price volatility or defaults by such issuers, and the focus of the portfolio in any one industry, asset class or country would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry, asset class, or country.

Foreign Securities/Investments Risk. The value of foreign investments is indirectly subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. To the extent investments are made in the instruments of issuers from a limited number of countries, events in those countries will have a more significant impact on the Fund. Foreign investments may have less liquid trading markets, extreme price volatility, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

Futures Contract Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk, which means that a small percentage of assets invested in futures contracts can have a disproportionately large impact; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk, or that hedging transactions will be either available or cost effective.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Fixed-rate bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

In addition, an economic downturn or period of rising interest rates could adversely affect the market of these instruments and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. The Fund’s floating rate loans are subject to potentially higher interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates, such as the Secured Overnight Financing Rate (“SOFR”). A substantial increase in interest rates could have a material adverse effect on the performance of the Fund.

Junk Bond Risk. Lower-quality bonds and other debt, including lower-quality loans, known generally as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited Secondary Market for Floating Rate Loans Risk. There is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank resale market. Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility.

Liquidity for Floating Rate Loans Risk. Some instruments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid instruments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss or be unable to sell an investment, thereby having the effect of decreasing the Fund’s overall level of liquidity.

Loan Risk. Investments in bank loans, also known as loans or corporate loans, of which senior loans are a type, may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular loans or other instruments in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. The success of the Fund’s investment activities will be affected by general economic and market conditions, as well as by changes in applicable laws, trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency, and national and international political and socioeconomic circumstances in respect of the countries in which the Fund may invest.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price; the Fund’s losses are potentially large in a written put transaction. If unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Prepayment and Extension Risks for Floating Rate Loans. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, the Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. Prepayment risk on fixed rate investments is the risk that principal on loans or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in instruments paying higher yields.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel.

Senior Loan Risk. Senior bank loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness, or take other action detrimental to the holders of senior loans. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads, and extended trade settlement periods may impair the Fund’s ability to sell senior loans within its desired time frame or at an acceptable price. Senior loans are generally less liquid than many other debt instruments, and there may be less public information available about senior loans as compared to other debt instruments. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Short Selling Risk. The Fund’s use of short positions to eliminate or reduce risk exposure in the Fund’s long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Sub-Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. The Fund’s use of short sales will likely result in the creation of leverage in the Fund.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

Turnover Rate Risk. A Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Valuation of Loans Risk. The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans, and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Sub-Advisor deems it advisable to do so.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C, Class C-1 and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of investments; however, the returns for Class C, Class C-1 and Class I shares are different from Class A shares because Class C, Class C-1 and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C, Class C-1 and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Prior to August 1, 2018, the Fund was managed by a different sub-advisor with different investment strategies and policies. The Fund’s past performance may have been different if the Fund were managed by the current Sub-Advisor and, consequently, the performance record may be less pertinent for investors considering whether to purchase shares of the Fund. The Fund’s investment strategies changed on November 1, 2020 to permit the Fund to use derivative instruments for hedging purposes.

Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 8.70% (quarter ended June 30, 2020), and the lowest return for a quarter was (11.08)% (quarter ended March 31, 2020). The Class A shares’ year-to-date return as of September 30, 2025 was 4.28%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	3.97%	4.14%	4.11%
Return After Taxes on Distributions	0.46%	1.72%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	2.27%	2.08%	2.08%
Class C
Return Before Taxes	8.33%	4.36%	3.84%
Class I
Return Before Taxes	9.41%	5.39%	4.89%
Class C-1	1 Year		Since Inception (11/1/2022)
Return Before Taxes	8.23%	n/a	10.21%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35% (10 Year) 4.52% (Since 11/1/22)
Morningstar LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	8.95%	5.85%	5.14% (10 Year) 10.94% (Since 11/1/22)

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: CIFC Investment Management LLC serves as the Fund’s investment sub-advisor.

Portfolio Managers: Stan Sokolowski (Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer of the Sub-Advisor) and Rick Lam (CFA, Managing Director, Senior Portfolio Manager and Head of Trading of the Sub-Advisor) serve as the Fund’s portfolio managers and are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Sokolowski has served the Fund in this capacity since August 2018. Mr. Lam has served the Fund in this capacity since July 2023.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY: CATALYST ENHANCED INCOME STRATEGY FUND

Investment Objective:

The Fund’s investment objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 101 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 64 and Waiver of Up-Front Sales Charge on Class A Shares on page 65.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.32%	0.32%	0.32%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.08%	2.83%	1.83%
Fee Waiver and/or Expense Reimbursement [3]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.76%	2.51%	1.51%

[1]	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

[3]	The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.75%, 2.50% and 1.50% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2026. This agreement may be terminated by the Fund’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2026, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$645	$254	$154
3	$1,066	$847	$545
5	$1,513	$1,466	$961
10	$2,747	$3,134	$2,122

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 18% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency commercial and residential mortgage-backed securities (“MBS”) and other fixed income asset-backed securities, including securities backed by aircraft, automobiles, credit card receivables, and student loans.

The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization, as well as non-rated securities. The MBS in which the Fund invests are generally liquid; in other words, they can be sold at approximately the current market value within 7 calendar days. The Fund may hold up to 15% of its net assets in illiquid investments. In managing the Fund’s investments, the Fund’s sub-advisor, Wynkoop, LLC (the “Sub-Advisor”), seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -9 and 9 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration.” This means that the value of these instruments normally increases with higher interest rates, the opposite of most other debt instruments. This generally allows some portion of the Fund’s market risk to be hedged with a purchase, rather than a short sale, and allows the Fund to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Sub-Advisor determines the allocation of the Fund’s investments across the various fixed income asset classes based on market supply and which asset classes it views as offering the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in agency and non-agency commercial and residential MBS and, under normal circumstances, invests over 25% of its assets in agency and non-agency commercial and residential MBS. In selecting individual securities for investment by the Fund, the Sub-Advisor selects securities that it believes offer the best risk/return opportunity based on its analyses of a variety of factors, including collateral quality, duration, structure, excess interest, credit support, potential for greater upside, and less downside, capture, liquidity and market conditions, and favors undervalued investments that produce consistent returns in most interest rate environments. The Sub-Advisor attempts to diversify geographically and among the servicing institutions that service or originate the MBS.

Distribution Policy. The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Some investments held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Asset-Backed and Mortgage-Backed Security Risk. When the Fund invests in asset-backed securities, mortgage-backed securities or CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS.” Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the maturity or effective duration of the Fund’s investment portfolio will not exceed its target. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that principal on a fixed rate obligation held by the Fund may be repaid later than anticipated. Both prepayment and extension risks may impact the Fund’s profits.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity. Subprime mortgages are riskier, and potentially less liquid, than mortgage-backed securities.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each full calendar year since inception. Class C shares and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares are different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

The Fund’s returns in the first quarter of 2019 may not be achievable going forward as the Fund’s assets grow. The active trading strategy of the Fund had a significant impact on returns from launch date, especially when depicted as a percentage. The gains from individual trades had a magnified effect on NAV as a result of the small initial launch capital. As the assets grow, the denominator becomes larger, and thus individual trades do not necessarily have as much of an impact on returns. The Sub-Advisor continues to deploy its active trading approach, which seeks to take advantage of market inefficiencies and dislocations.

Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.47% (quarter ended March 31, 2019), and the lowest return for a quarter was (6.85)% (quarter ended March 31, 2020). The Class A shares’ year-to-date return as of September 30, 2025 was (2.51)%.

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	5 Year	Since inception (12/31/18)
Class A
Return Before Taxes	(5.17)%	(1.00)%	1.76%
Return After Taxes on Distributions	(8.45)%	(3.77)%	(0.87)%
Return After Taxes on Distributions and Sale of Fund Shares	(3.05)%	(1.83)%	0.30%
Class C
Return Before Taxes	(0.13)%	(0.57)%	1.99%
Class I
Return Before Taxes	0.87%	0.43%	3.02%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.13%
Bloomberg U.S. MBS Index (reflects no deduction for fees, expenses or taxes)	1.20%	(0.74)%	0.41%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Wynkoop, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Leland Abrams, Principal and Portfolio Manager of the Sub-Advisor, and Jui Chiew Tan, Portfolio Manager and Trading Analyst of the Sub-Advisor, serve as the Fund’s portfolio managers. Mr. Abrams is the Lead Portfolio Manager of the Fund. Mr. Abrams has served the Fund as a portfolio manager since 2018 and Mr. Tan has served the Fund as a portfolio manager since November 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Insider Income Fund	The Fund’s investment objective is current income.
Catalyst/SMH High Income Fund	The Fund investment objective is income with capital appreciation as a secondary objective.
Catalyst/SMH Total Return Income Fund	The Fund investment objective is income and capital appreciation.
Catalyst/MAP Global Balanced Fund	The Fund investment objective is total return, which consists of current income and capital appreciation.
Catalyst/CIFC Senior Secured Income Fund	The Fund’s investment objective is current income.
Catalyst Enhanced Income Strategy Fund	The Fund’s investment objective is current income.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed below and in the Summary Section for the Fund, and are the strategies that the Advisor and/or sub-advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other instruments not described in this prospectus, but are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Insider Income Fund

The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. corporate bonds issued by companies, including REITs, whose executives are purchasing shares of the company’s common stock. The Fund may invest in corporate bonds, including convertible bonds, of any credit quality (including “junk” bonds), effective maturity or average modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half.

The Advisor uses public information that is filed with the SEC on corporate insider buying activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes has the potential to substantially reduce the likelihood of bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of the company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size, and other factors to select what the Advisor believes to be the most significant insider buying signals – the signals that are historically associated with companies that have avoided bankruptcy. Corporate bonds meeting the insider activity screen criterion are analyzed and selected in an attempt to establish a portfolio with the target credit quality, duration, maturity, and SEC yield. SEC yield is a standardized yield calculation developed by the SEC that allows for fair comparisons of bond funds, reflecting the income generated by a fund over a 30-day period after accounting for expenses. The Advisor generally intends to hold bonds to maturity, but positions may be sold if insider trading trends reverse in a manner the Advisor believes to be significant, or if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Catalyst/SMH High Income Fund

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds and convertible securities. The Fund may invest, without limitation, in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may also invest in corporate issues that have defaulted. Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. While there are no restrictions on maturity, the bonds in the Fund’s portfolio generally have an average maturity of less than ten years. The Fund seeks capital appreciation from selling securities above the purchase price. Bonds may appreciate in value through an improvement in credit quality, among other reasons.

To select the securities in which to invest, the Fund’s sub-advisor (the “Sub-Advisor”), conducts fundamental credit research on each issuer. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and chooses its investments from, the following types of securities:

●	Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

●	Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock, but a lower claim on assets than corporate bondholders.

●	Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/SMH Total Return Income Fund

Normally, the Fund invests primarily in a broad range of income-producing securities. These include equity securities, such as dividend-paying common stocks and REITs, and debt securities, such as interest-paying bonds and convertible bonds. The Fund may also invest in preferred stock, MLPs and bank notes. The composition of the Fund’s investments in equity, debt, and cash or money market instruments may vary substantially depending on various factors, including market conditions.

Generally, at least 30% of the Fund’s assets is invested in equity securities. Subject to the provisions of the 1940 Act and any applicable exemptive orders, the Fund may invest in other investment companies, including BDCs and other closed-end funds, and ETFs. The Fund may invest in companies of any market capitalization, but generally focuses on stocks with capitalization between $500 million and $10 billion.

The Fund may invest up to 20% of its total assets in equity securities of issuers domiciled outside the United States, including, without limitation, sponsored ADRs. The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment. The Fund may also invest up to 20% of its assets in debt securities of non-U.S. issuers.

In addition, the Fund may invest, without limitation, in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings, or unrated but determined by the Fund’s sub-advisor, (the “Sub-Advisor”) to be of equivalent quality), also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments with yields above the market average and generally focuses on value-oriented securities – those with low price to sales, price to book, and price to earnings ratios relative to their growth rates. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy and Goals:

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. All income will be distributed monthly, regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly, as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder, unless it exceeds a shareholder’s tax cost (or “tax basis”) in the shares.

Returns of capital reduce a shareholder’s tax basis. Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares, and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund provides a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment is accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund provides disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains, and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains, and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Catalyst/MAP Global Balanced Fund

Normally, the Fund invests primarily in a broad range of domestic and international, including emerging markets, fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds, and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt, and cash or money market instruments may vary substantially depending on various factors, including market conditions. Under normal circumstances, the Fund invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. Fixed income securities include interest-paying bonds and convertible bonds. Equity securities include common stock, preferred stock, and options on those securities.

The Fund may invest in the securities of companies with market capitalizations of $300 million or more and in the securities of companies of any credit quality. The Fund may invest its assets in equity securities of issuers domiciled outside the United States, including, without limitation, sponsored ADRs. The Fund may also invest its assets in debt securities of non-U.S. issuers. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, at least 40% of the Fund’s assets is in securities of issuers domiciled in at least three countries outside of the United States.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by S&P Global Ratings, or unrated but determined by the Fund’s sub-advisor, (the “Sub-Advisor”), to be of equivalent quality, also known as “junk bonds.” While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom-up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where a catalyst may unlock the intrinsic value of the company. Securities are subsequently removed from the portfolio when the stock exceeds their estimated fair market value, or when there is a change or deterioration at the company that causes the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Catalyst/CIFC Senior Secured Income Fund

In order to accomplish the Fund’s objectives, the Fund invests in a portfolio composed mainly of senior secured corporate loans (sometimes referred to as “adjustable rate loans,” “floating rate loans” or “bank loans”). These loans hold a senior position in the capital structure and, at the time of purchase, are typically rated below investment grade. Such loans are considered to be speculative investments. The senior secured corporate loans in which the Fund invests generally are expected to bear interest at floating rate based on SOFR, or such other alternative reference rate as has been adopted with respect to each loan. The Fund may invest in loans with financial maintenance covenants (e.g., covenants that require the obligor to maintain debt service or other financial ratios or contain common restrictions on the ability of the obligor to significantly change its operations or enter into transactions that could affect its ability to repay such loans) and loans that contain limited, if any, financial maintenance covenants that protect lenders (sometimes referred to as “covenant-lite” obligations). The Fund invests primarily in floating rate loans and other floating rate investments, but also may invest in other debt securities, including high yield securities (commonly referred to as “junk bonds”).

The Fund invests a majority of its assets in the securities of U.S. issuers, but may also invest in securities of non-U.S. issuers, including, without limitation, securities issued by Canadian, U.K., and European corporations. The Fund has no restrictions on investment maturity. The Fund may invest in both the primary and secondary markets, and may invest in secured corporate loans and other debt securities (which may be unsecured) made in connection with highly leveraged transactions, including, but not limited to, operating loans, leveraged buyout loans and bonds, and leveraged recapitalization loans and bonds. The Fund may also invest in debtor-in-possession loans (i.e., senior obligations issued in connection with restructuring proceedings).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in senior secured debt instruments. Such debt instruments include: floating rate bonds; floating rate notes; floating rate debentures; tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities; and other investment companies (including exchange traded funds) (“ETFs”) that invest primarily in floating rate assets. Asset-backed securities include CLOs. CLOs are securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in senior or subordinate tranches of a CLO or other structured product. The Fund considers the investments of the underlying funds when determining its compliance with its 80% policy. The Fund’s 80% policy is a non-fundamental policy and may be changed upon 60 days’ notice to shareholders of the Fund.

The Fund may invest up to 20% of its total assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured or unsecured; and short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as floating rate debt, and other investment companies, including money market funds and ETFs (other than ETFs that invest primarily in floating rate assets), to the extent permitted under the 1940 Act. Additionally, the Fund may receive equity securities from capital restructurings related to the floating rate instruments in which it invests. The Fund may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions. The Fund’s portfolio may be focused on a limited number of industries, asset classes, countries or issuers.

In constructing the Fund’s portfolio, the Fund’s sub-advisor (the “Sub-Advisor”) uses a bottom-up approach that seeks to identify instruments that it believes are either mispriced relative to their risk or have a likelihood of near-term price appreciation. In addition, the Sub-Advisor seeks opportunities that generate income and have profit potential while managing default risk. In its assessment of individual instruments, the Sub-Advisor utilizes a disciplined approach that focuses on credit fundamentals, relative value, and active risk management. The Sub-Advisor may consider characteristics with respect to a potential investment, including cash flows, collateral, structural considerations, management team, operational and legal risk, and industry trends, among others. The Sub-Advisor monitors the Fund’s investments on an ongoing basis and will sell an investment when the value of the investment relative to its risk profile no longer meets the Sub-Advisor’s criteria for inclusion in the portfolio, or when a more attractive investment becomes available.

The Sub-Advisor also may implement a hedging strategy, when deemed appropriate to reduce risk of loss, that utilizes short sales and derivative instruments, including futures contracts, options, swap contracts, and options on futures and swap contracts. In particular, the Fund may take short positions, or obtain short exposure through derivatives, in U.S. Treasury bonds.

Catalyst Enhanced Income Strategy Fund

The Fund seeks to achieve its investment objective by primarily investing in agency and non-agency commercial and residential MBS and other fixed income asset-backed securities, including securities backed by aircraft, automobiles, credit card receivables, and student loans.

The Fund does not limit its investments to a particular credit quality and may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as “junk”) without limitation. Below investment grade securities are those rated below Baa3 by Moody’s Investor Services or equivalently by another nationally recognized statistical rating organization, as well as non-rated securities. The MBS in which the Fund invests are generally liquid, in other words, can be sold at approximately the current market value within 7 calendar days. The Fund may hold up to 15% of its net assets in illiquid investments. In managing the Fund’s investments, the Fund’s sub-advisor (the “Sub-Advisor”) seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -9 and 9 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. For example, if a bond has a duration of 5 years, a 1% rise in rates would result in a 5% decline in share price. If a bond has a duration of 10 years, a 1% rise in interest rates would result in a 10% decline in share price. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration.” This means that the value of these instruments normally increases with higher interest rates, the opposite of most other debt instruments. This generally allows some portion of the Fund’s market risk to be hedged with a purchase, rather than a short sale, and allows the Fund to realize positive cash flows on the hedge as a result of interest received with respect to that security.

The Sub-Advisor determines the allocation of the Fund’s investments across the various fixed income asset classes based on market supply and which asset classes it views as offering the best risk-adjusted values in the marketplace at a given time. However, the Fund expects to focus its investments in agency and non-agency commercial and residential MBS and, under normal circumstances, invests over 25% of its assets in agency and non-agency commercial and residential MBS. In selecting individual securities for investment by the Fund, the Sub-Advisor selects securities that it believes offer the best risk/return opportunity based on its analyses of a variety of factors, including collateral quality, duration, structure, excess interest, credit support, potential for greater upside, and less downside, capture, liquidity and market conditions, and favors undervalued investments that produce consistent returns in most interest rate environments. The Sub-Advisor attempts to diversify geographically and among the servicing institutions that service or originate the MBS.

Distribution Policy and Goals

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital. The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly, as well as substantially all of its net capital gains (that is, long term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder, unless it exceeds a shareholder’s tax cost (or “tax basis”) in the shares. Returns of capital reduce a shareholder’s tax basis. Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund provides a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment is accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund provides disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains, and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains, and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds, and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order (Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/CIFC Senior Secured Income Fund and Catalyst Enhanced Income Strategy Fund)

The Trust and the Advisor have obtained an exemptive order (the “Order”) from the SEC that permits the Advisor, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace Sub-Advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the relevant Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

In addition to the principal investment strategies discussed above, the Funds may invest in other registered and unregistered investment companies, including affiliated funds.

PRINCIPAL AND NON-PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where a Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant. An investment in a Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:
Principal Risk: ●
Non-Principal Risk: ○
Not Applicable: n/a

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
ADR Currency Risk	○	○	○	○	○	○
ADRs Risk	○	○	●	●	○	○
Affiliated Investment Company Risk	○	○	○	○	○	○
Allocation Risk	○	○	○	○	○	○

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Asset-Backed and Mortgage-Backed Securities Risk	○	○	○	○	○	●
Bank Loans Risk	○	○	○	○	●	○
Basic Materials Industry Risk	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	●	○	○	○
Call Options Risk	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○
Cash and Cash Equivalents Risk	○	○	○	○	○	○
CLOs Risk	○	○	○	○	●	○
Collateralized Bond Obligation Risk	○	○	○	○	○	○
Commodity Risk	○	○	○	○	○	○
Conflict of Interest – Advisor/Sub-Advisors Risk	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○
Consumer Discretionary Sector Risk	○	●	○	○	○	○
Convertible Securities Risk	●	●	●	●	○	○
Counterparty Risk	○	○	○	○	●	○
“Covenant-lite” Obligations Risk	○	○	○	○	●	○
Credit Default Swap Risk	○	○	○	○	○	○
Credit Risk	●	●	●	●	○	●
Credit Risk for Floating Rate Loans	○	○	○	○	●	○
Currency Risk	○	○	○	○	○	○
Debtor-In-Possession Loan Risk	○	○	○	○	●	○
Demand for Loans Risk	○	○	○	○	●	○
Derivatives Risk	○	○	○	○	●	○
Distribution Policy Risk	○	○	●	○	○	●
Dividend Yield Risk	○	○	○	○	○	○
Duration Risk	○	○	○	○	○	●
Emerging Markets Risk	○	○	○	●	○	○

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Energy and Infrastructure Industry Risk	○	○	○	○	○	○
Energy Sector Risk	○	○	○	○	○	○
Equity Securities Incidental to Investments in Loans Risk	○	○	○	○	●	○
Equity Security Risk	○	○	●	●	○	○
Exchange Traded Notes Risk	○	○	○	○	○	○
Financials Sector Risk	●	○	●	○	○	○
Fixed Income Risk	●	●	●	●	●	●
Focused Investment Risk	○	○	○	○	●	○
Foreign Currency Risk	○	○	○	○	○	○
Foreign Exchanges Risk	○	○	○	○	○	○
Foreign Securities/ Investments Risk	○	○	●	●	●	○
Forwards Risk	○	○	○	○	○	○
Futures Contract Risk	○	○	○	○	●	○
Geographic Concentration Risk	○	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○
Healthcare Sector Risk	○	○	○	○	○	○
Hedging Risk	○	○	○	○	●	○
Index-Linked Derivative Securities Risk	○	○	○	○	○	○
Industrials Sector Risk	○	○	○	○	○	○
Industry Concentration Risk	○	○	○	○	○	●
Inflation-Indexed Bond Risk	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○	○
Interest Rate Risk	●	●	●	●	●	●
Inverse ETF and ETN Risk	○	○	○	○	○	○
Investment Model Risk	○	○	○	○	○	○
Investment Style Risk	○	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	○
Junk Bond Risk	●	●	●	●	●	●

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Large Capitalization Company Risk	○	○	●	●	○	n/a
Leverage Risk	○	○	○	○	○	○
Leveraged ETF Risk	○	○	○	○	○	○
Limited Secondary Market for Floating Rate Loan Funds Risk	○	○	○	○	●	○
Liquidity Risk	○	○	○	○	○	●
Liquidity for Floating Rate Loans Risk	○	○	○	○	●	○
Litigation Risk	○	○	○	○	○	○
Loan Risk	○	○	○	○	●	○
Lower Quality Debt Risk	○	●	●	●	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○
Management Risk	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	○
Medium (Mid) Capitalization Company Risk	○	●	●	●	○	○
Micro Capitalization Risk	○	○	○	○	○	○
MLP and MLP-Related Securities Risk	○	○	●	○	○	○
Municipal Bond Risk	○	○	○	○	○	○
Non-diversification Risk	●	●	●	n/a	n/a	n/a
Options Market Risk	○	○	○	○	○	○
Options Risk	○	○	○	●	●	○
Over-the-Counter (“OTC”) Trading Risk	○	○	○	○	○	○
Preferred Stock Risk	○	○	○	○	○	○
Prepayment and Extension Risk	○	○	○	○	○	●
Prepayment and Extension Risks for Floating Rate Loans	○	○	○	○	●	○
Real Estate and REIT Risk	●	○	●	○	○	○
Real Estate Risk	○	○	●	○	○	●
Regulatory Risk	○	○	○	○	○	○

	Insider Income	High Income	Total Return Income	Global Balanced	Senior Secured Income	Enhanced Income Strategy
Repurchase and Reverse Repurchase Agreements Risk	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○
Sector Exposure Risk	●	●	●	○	●	○
Security Risk	●	●	●	●	○	●
Senior Loan Risk	○	○	○	○	●	○
Short Selling Risk	○	○	○	○	●	○
Small Capitalization Company Risk	○	○	●	●	○	○
Sovereign Debt Risk	○	○	○	○	○	○
Structured Note Risk	○	○	○	○	○	○
Sub-Prime Mortgage Risk	○	○	○	○	○	●
Swaps Risk	○	○	○	○	●	○
TBA Securities Risk	○	○	○	○	○	○
Technology Sector Risk	○	○	○	○	●	○
Tracking Risk of ETFs	○	○	○	○	○	○
Turnover Rate Risk	○	○	○	○	●	○
Underlying Fund Risk	●	●	●	○	●	○
U.S. Agency Securities Risk	○	○	○	○	○	○
U.S. Government Obligations Risk	○	○	○	○	○	○
Utilities Sector Risk	○	○	○	○	○	○
Valuation of Loans Risks	○	○	○	○	●	○
Volatility ETN Risk	○	○	○	○	○	○
Volatility Risk	○	○	○	○	○	○

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in U.S. dollars, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs, and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds may invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an affiliated underlying fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate a Fund’s assets to those affiliated underlying funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated underlying funds.

Allocation Risk. If a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for a Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors.

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value, of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund, and not the purchase of shares of the Fund. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors.

Mortgage-backed securities and collateralized mortgage obligations are subject to credit risk because underlying loan borrowers may default. Mortgage-backed securities’ and collateralized mortgage obligations’ default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor’s and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Additionally, mortgage-backed securities and collateralized mortgage obligations are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or slower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund, as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. During periods of declining interest rates, prepayment rates usually increase and a Fund may have to reinvest prepayment proceeds at a lower interest rate; conversely, during periods of rising interest rates, prepayment rates usually decrease. Collateralized mortgage obligations may be less susceptible to this risk because payment priorities within the collateralized mortgage obligations may have the effect of a prepayment lock-out period.

Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which a Fund may invest could negatively impact the value of the Fund’s investments. To the extent a Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, that Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

Bank Loans Risk. The market for bank loans, also known as loans or corporate loans, of which senior secured loans are a type, may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder, and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value, as determined by its board of directors, which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests, and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk. As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and, when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and investments in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell investments at favorable market prices.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CLOs Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes, or “tranches,” of debt that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which a Fund invests. Subordinate tranche investments involve greater risk of loss than more senior tranches. CLOs also carry risks, including, but not limited to, interest rate risk and credit risk.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings, called “tranches,” representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk. A Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts, and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Conflict of Interest - Advisor/Sub-Advisors Risk. The Advisor, Sub-Advisors, and individuals associated with the Advisor and Sub-Advisors may receive compensation and/or have other arrangements that may be in conflict with the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who advise multiple funds are presented with the following potential conflicts:

●	Advising multiple accounts may result in a portfolio manager devoting unequal time and attention to each account. Advising multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

●	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

●	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based advisory fee. Advising personal accounts may give rise to potential conflicts of interest; there is no assurance that the Trust’s code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, the portfolio manager may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

●	The Advisor and each Sub-Advisor have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, advising personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, trade policies, exchange rates, competition, consumer confidence, changes in demographics, and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks, and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Funds will be required to surrender the security for redemption and convert it into the issuing company’s common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks, especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock’s price.

Counterparty Risk. A counterparty to a financial instrument held by a Fund, or by a special purpose or structured vehicle in which a Fund invests, may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. A Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that a Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

“Covenant-lite” Obligations Risk. Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations may carry more risk than traditional loans, as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values, as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result of its investments in covenant-lite obligations, a Fund may suffer increased losses, especially during a downturn in the credit cycle or changes in market conditions.

Credit Default Swap Risk. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. An issuer of a debt instrument may fail to pay principal and interest in a timely manner, reducing a Fund’s total return. The Funds may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Credit risk may be substantial for a Fund. The price of a fixed income security tends to drop if the rating of the underlying issuer drops and the probability of the failure to pay principal and interest increases.

Credit Risk for Floating Rate Loans. The issuer of a loan or other instrument may not be able to make principal and interest payments on its outstanding debt obligations when due, or otherwise will default on its obligations to a Fund, and/or that the guarantors or other sources of credit support for such persons will not satisfy their obligations. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests is generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. A Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s, “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Advisor or Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders, and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Fluctuations in exchange rates may adversely affect the market value of a Fund’s investments. The currencies in which a Fund has taken a position, or in which a Fund’s investments are denominated, may decline in value. Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) are also subject to currency risk. Some currencies are illiquid, and a Fund may not be able to convert them into U.S. dollars, or may only be able to do so at an unfavorable exchange rate. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk, and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own, but has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Debtor-In-Possession Loan Risks. Debtor-in-possession (DIP) loans can provide creditors with varying levels of protection, as they may carry super-priority repayment status, be secured by a lien on the borrower’s otherwise unencumbered assets, or be secured by a junior lien on the borrower’s encumbered assets. These financings are subject to the risk that the borrower will not emerge successfully from the bankruptcy/reorganization proceedings and will be forced to liquidate its assets. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP loan and any remaining unencumbered assets, which might be insufficient to repay the DIP loan in full. In addition, companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Demand for Loans Risk. An increase in demand for loans may benefit a Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a Fund’s portfolio, which could cause the Fund’s net asset value to decline. There can be no assurance that the size of the loan market, and the number of participants, will remain at current levels.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation; and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that investments in derivatives will be “notionally funded” - that is, their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by a Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract, or order the liquidation or trading of open positions only.

Options Risk: Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Distribution Policy Risk. A Fund may, at the discretion of management, target a specific level of monthly distributions from time to time. Shareholders receiving periodic payments from a Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Funds will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains, and (3) return of capital. At the end of the year, the Funds may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains, and (3) return of capital for tax purposes.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. A portfolio with a longer average portfolio duration may be more sensitive to interest rate changes. Rising interest rates post a heightened risk to a Fund whose portfolio includes longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging market securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards (including material limits on PCAOB inspection, investigation and enforcement), which could cause errors in the implementation of a Fund’s investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Fund may have to accept a lower price, or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy and Infrastructure Industry Risk. Companies in the energy and infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk, and the risk of natural disasters.

Energy Sector Risk. Risks of energy-related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of energy-related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy-related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy-related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy-related securities. Energy-related securities are also subject to risks that are specific to the industry they serve. Energy-related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Securities Incidental to Investments in Loans Risk. The value of equity securities in which a Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in a Fund’s net asset value. A Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value, as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, trade, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Exchange Traded Notes Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Focused Investment Risk. A Fund’s portfolio may be focused on a limited number of industries, asset classes, countries, or issuers/obligors. Investments focused in a limited number of industries, asset classes, countries, or issuers that are subject to the same or similar risk factors, and investments whose prices are closely correlated, are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The focus of a Fund’s portfolio in any issuers would subject the Fund to a greater degree of risk with respect to market price volatility or defaults by such issuers, and the focus of the portfolio in any one industry, asset class or country would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry, asset class, or country.

Foreign Currency Risk. Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk, and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy, or other failure or refusal to perform, by the counterparty.

Foreign Securities/Investments Risk. To the extent a Fund invests in foreign investments, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign investment is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the Advisor’s or Sub-Advisor’s ability to assess such risk than if the Fund invested solely in U.S. companies. Foreign investments may have less liquid trading markets, extreme price volatility, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and custody risks. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

Forwards Risk. Forward contracts are individually negotiated and privately traded, so they are dependent upon the creditworthiness of the counterparty and are subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures Contract Risk. A Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures contracts can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures contracts do not pay dividends, unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory, or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.

Index-Linked Derivative Securities Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions, and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with 5 years to maturity. Rising interest rates pose a heightened risk to the Fund’s longer-term fixed income securities.

Inverse ETF and ETN Risk. Investing in inverse ETFs and ETNs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives, such as options and futures. The use of leverage by an ETF or ETN increases risk to a Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs and ETNs may not perform in the manner they are designed.

Investment Model Risk. Like all quantitative analysis, the Advisor’s or Sub-Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Issuer Specific Risk. The value of a specific security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its Advisor or Sub-Advisor. The Advisor or Sub-Advisor may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect its success.

Junk Bond Risk. Below investment grade instruments and other lower-quality debt, including lower-quality loans, known generally as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These investments involve greater risk than instruments of higher quality, including an increased possibility that the instrument’s issuer, obligor or guarantor may not be able to make its payments of interest and principal

(credit quality risk). If that happens, the value of the instrument may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these instruments and reduce a Fund’s ability to sell them (liquidity risk). Such securities may also include “Rule 144A” investments, which are subject to resale restrictions. The lack of a liquid market for these instruments could decrease a Fund’s share price. The credit rating for these securities could also be further downgraded after they are purchased by a Fund, which would reduce their value. The value of lower-quality investments often fluctuates in response to company, political, or economic developments, and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature, and subject to more limited growth potential, compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using structured notes and derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify a Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited Secondary Market for Floating Rate Loans Risk. There is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank resale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency, so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which a Fund invests may be relatively illiquid.

In addition, the floating rate loans in which a Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. A Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

These considerations may cause a Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in more liquid instruments than it would otherwise, which could negatively impact performance. A Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and into 2011. Declines in a Fund’s share price or other market developments (which could be more severe than in the past) may lead to increased redemptions, which could cause the Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause a fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions, while leaving the fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, a Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that a Fund will foresee the need to maintain greater liquidity, or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s investments must be liquid at the time of investment, a Fund may purchase illiquid investments and investments that may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets and, if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a Fund may be unable to achieve its desired level of exposure to a certain sector.

Liquidity for Floating Rate Loans Risk. A Fund may invest its assets in financial instruments that are illiquid. A Fund may not be able to readily dispose of such instruments and, in some cases, may be contractually prohibited from disposing of such instruments for a specified period of time. If a loan is illiquid, a Fund might be unable to sell the loan at a time when the Fund’s manager might wish to sell, thereby having the effect of decreasing the Fund’s overall level of liquidity. Further, as described in Valuation of Loans Risk below, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that a Fund ultimately realizes upon its actual sales of those loans. A Fund may make investments that become less liquid in response to market developments or adverse investor perception, including, but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans Risk above. A Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the fund.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor, or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense costs, regulatory costs, and increased insurance premiums.

Loan Risk. Investments in bank loans, also known as loans or corporate loans, of which senior secured loans are a type, may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Lower Quality Debt Risk. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments, and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. A portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular investments in which a Fund invests or sells short may prove to be incorrect, and there is no guarantee that the portfolio manager’s judgment will produce the desired results. In addition, an Advisor’s or Sub-Advisor’s financial condition may be adversely affected by a significant general economic downturn, and it may be subject to legal, regulatory, reputational, and other unforeseen risks that could have a material adverse effect on the Advisor’s or Sub-Advisor’s businesses and operations, and in turn could possibly impact the Fund.

Market Risk. Overall stock or bond market volatility may also affect the value of a Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events, and terrorism affect the securities markets. A Fund’s investments may decline in value if markets perform poorly. There is also a risk that a Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; tariffs or trade wars; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events could have a significant impact on a Fund, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen.  The duration of these events and their effects on the market cannot be determined with certainty.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Medium (Mid) Capitalization Company Risk. To the extent a Fund invests in the stocks of medium-sized companies, a Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Medium-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Medium-sized companies may also have limited markets, product lines or financial resources, and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels, and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised), and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of a Fund.

MLP Tax Risk. Typically, MLPs do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit risk, and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may, therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-diversification Risk. Each of Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, and Catalyst/SMH Total Return Income Fund are non-diversified. This means that each of these Funds may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Funds’ assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Funds’ portfolios may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result, and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Prepayment and Extension Risks for Floating Rate Loans. Prepayment risk on fixed rate investments is the risk that principal on loan or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate loans, such payments often occur during periods of declining interest rates, forcing a Fund to reinvest in lower yielding investments, resulting in a possible decline in the Fund’s income. This is known as prepayment or ’‘call’’ risk. Below investment grade loans may have call features that allow the issuer to redeem the loan at dates prior to its stated maturity, but for a period of time after issuance, at a specified price greater than par (“call protection”). Senior loans and other loans are typically prepayable at the borrower’s option, without call protection, although some loans will have limited call protection in the first one or two years, especially in situations where the loan is refinanced at a lower cost. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, a Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid.

Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by a Fund later than expected, which may decrease the value of the obligation and prevent a Fund from investing expected repayment proceeds in investments paying higher yields.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through a Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders, and would not pass through to its shareholders the character of income earned by the entity.

Real Estate Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of a Fund to fully implement its strategy, either generally or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in the legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. For example, certain repurchase agreements a Fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy, unless the Fund is able to obtain the approval of the bankruptcy court. In addition, to the extent that a repurchase agreement is secured by collateral other than cash and government securities (“Non-Traditional Collateral”), these risks may be magnified and the value of Non-Traditional Collateral may be more volatile or less liquid, thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default.

Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager(s) use to monitor and manage the risks of the Fund may not accomplish the intended results, and a Fund may experience losses significantly greater than expected.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual investment in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the investments in which the Fund invests. A Fund invests in investments that may be more volatile and carry more risk than some other forms of investment. The price of investments may rise or fall because of economic or political changes. Investment prices in general may decline over short or even extended periods of time. Market prices of investments in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Senior Loan Risk. Senior bank loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness, or take other action detrimental to the holders of senior loans. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads, and extended trade settlement periods may impair a Fund’s ability to sell senior loans within its desired time frame or at an acceptable price. Senior loans are generally less liquid than many other debt instruments, and there may be less public information available about senior loans as compared to other debt instruments. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. Certain senior loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of the federal securities laws, including anti-fraud provisions.

Senior secured loans are also subject to other risks, including, without limitation, (i) invalidation of a debt or lien as a “fraudulent conveyance,” (ii) “preference” claw-backs of liens or payments made on account of an antecedent debt in the 90 days (or one year, in case of a creditor that is also an insider of the debtor) before a bankruptcy filing, (iii) equitable subordination of claims in cases of misconduct, (iv) so-called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, corporate debt obligations may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by a Fund earlier than expected.

A Fund also may invest in covenant-lite obligations, which contain limited, if any, financial covenants. Generally, such loans either do not require the obligor to maintain debt service or other financial ratios, or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. As a result, a Fund’s exposure to different risks may be increased, including with respect to liquidity, price volatility and ability to restructure loans, than is the case with loans that have such requirements and restrictions.

A Fund’s investments in corporate debt obligations, primarily senior secured loans, are subject to specific risks. The assets of a Fund’s portfolio may include first lien senior secured debt, and any also include selected second lien senior secured debt, which generally involves a higher degree of risk of loss of capital than first lien senior secured debt. The factors affecting an issuer’s first and second lien leveraged loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other debt of an issuer. Issuers of first lien loans may have two tranches of first lien debt outstanding, each with first liens on separate collateral. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings, all of which may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. As a general matter, in a bankruptcy proceeding, secured debt of an issuer is entitled to greater priority than unsecured debt, but only to the extent of the value of the collateral securing the debt. Moreover, underlying loans are subject to credit, liquidity, and interest rate risk. Further, loans may become non-performing for a variety of reasons.

Short Selling Risk. A Fund’s use of short positions to eliminate or reduce risk exposure in a Fund’s long positions may not be successful, and a Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to a Fund, and there can be no assurance that the Advisor or Sub-Advisor will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. A Fund’s use of short sales will likely result in the creation of leverage in a Fund.

A Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver, or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

A Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Fund may not be able to substitute or sell the pledged collateral.

Small Capitalization Company Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources, and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations, and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets, or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, and other events that affect the industry, as well as adverse changes in the index or reference asset to which payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to issuer default risk. A Fund is also exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime,” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund’s ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund’s share price. Additionally, borrowers may seek bankruptcy protection, which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund’s use of total return swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation; and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged derivatives can magnify a Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

TBA Securities Risk. In a mortgage-backed “to-be-announced,” or “TBA,” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk. A Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate. A Fund may have portfolio turnover rates in excess of 100%. Increased portfolio turnover causes a Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance. Under certain market conditions, a Fund’s turnover may very high, and considerably higher than that of other funds

Underlying Fund Risk. Because a Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of a Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value, and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

ETF Tracking Risk. Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor or Sub-Advisor correctly predict short-term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk. When a Fund invests in Underlying Funds, there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund, and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the advisor to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Valuation of Loans Risk. Each Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans, and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Advisor or Sub-Advisor deems it advisable to do so. Even if a Fund itself does not own a relatively large portion of a particular loan, the Fund in combination with other similar accounts advised by the same portfolio managers may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Fund.

Volatility ETN Risk. ETNs that are linked to market volatility are subject to default risk of the issuer; may not provide an effective hedge as historical correlation trends between the reference volatility index or measure and other asset classes may not continue or may reverse, limiting or eliminating any potential hedging effect; may become mispriced or improperly valued when compared to expectations, and may not produce the desired investment results; may have tracking risk if the ETN does not move in step with its reference index; and may become illiquid.

Volatility Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the instruments in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Funds’ and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their net asset value (“NAV”); impediments to trading; the inability of the Funds, the Advisor, the Sub-Advisors and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; and the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of regular trading on the NYSE every day the NYSE is open (usually 4:00 p.m. (ET)) will be processed on that same day. Requests received after the close of regular trading on the NYSE every day the NYSE is open will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●     a completed and signed account application (for new accounts)

●     the exact dollar amount of the investment

●     for existing accounts, the account number and the name(s) exactly as registered on the account

●     payment in U.S. dollars, payable to the Fund

●     any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the relevant Fund(s) or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares for sale. Catalyst/CIFC Senior Secured Income Fund also offers Class C-1 shares for sale. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares, and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Class A shares are subject to a 12b-1 fee of 0.25%, which is lower than the 12b-1 fee of 1.00% for the Class C shares. The up-front Class A sales charge, and the commissions paid to dealers for the Catalyst/SMH Total Return Income Fund and Catalyst/MAP Global Balanced Fund, are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%(2)

The up-front Class A sales charge and the commissions paid to dealers for the Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/CIFC Senior Secured Income Fund and Catalyst Enhanced Income Strategy Fund, are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1)	In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A for more information.

(2)	The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more, either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of the Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, parent or child (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class C-1 Shares

Availability of Class C-1 shares is subject to agreement between the distributor and financial intermediary. Class C-1 shares may also be available on certain brokerage platforms. An investor transacting in Class C-1 shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Class C-1 shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in Catalyst/CIFC Senior Secured Income Fund. A deferred sales charge of 1.00% applies, however, if Class C-1 shares are sold within 12 months of purchase. Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Class C-1 Deferred Sales Charge” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed, or (2) the original purchase price of such shares. The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge. For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Class C-1 Shares Deferred Sales Charge. Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Waivers.”

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or, with respect to each Fund, except the Catalyst Enhanced Income Strategy Fund, an annual 12b-1 fee. The Catalyst Enhanced Income Strategy Fund has adopted a 12b-1 plan for Class I shares pursuant to which the Class is subject to a 12b-1 fee of 0.25% of its average daily net assets. The 12b-1 plan has not been implemented for Class I shares of this Fund and there are no plans to do so. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. The Enhanced Income Strategy Fund has also adopted a Plan that allows the Fund to pay distribution and/or service fees in connection with the distribution of Class I shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares. Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares. Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class C-1 Shares. Under the Plan related to the Class C-1 shares of Catalyst/CIFC Senior Secured Income Fund, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C-1 shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class I Shares. Under the Catalyst Enhanced Income Strategy Fund’s Plan related to the Class I shares, the Fund may pay an annual fee of 0.25% of the average daily net assets of the Fund’s Class I shares. The Fund is not currently paying 12b-1 fees, and there are no plans to impose these fees.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing in a Fund for the first time through the Fund’s transfer agent, you need to establish an account with the Fund. Accounts may be opened online at www.CatalystMF.com, or by mailing a completed Shareholder Account Application along with payment (in the form of a check or wire transfer) to the Fund to the appropriate address below. Shareholder Account Applications may be obtained on the Funds’ website at www.CatalystMF.com or by calling 1-866-447-4228. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

Send the completed Shareholder Account Application and payment to the appropriate Fund to the following address:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Payment for purchases made online may only be made through an ACH (Automated Clearing House) debit of your bank account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions with the Funds. ACH payments will not be accepted for initial purchases, except those made online. Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank, or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account, and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA or 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time, or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 investment on a periodic basis. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application, or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check, wire, or ACH debit of your bank account of record. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made. You may revoke your election to make automatic investments by calling 1-866-447-4228, or by writing to the Funds at:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts, called “omnibus accounts,” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another, and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent, or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Funds’ behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio instruments. These redemption payment methods will be used in regular and stressed market conditions.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Regular Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Catalyst Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Good Order means your request for redemption must include:

●	the name of the Fund and the account number

●	the exact dollar amount or number of shares to be redeemed

●	the name(s) of the registered account owner(s), exactly as they appear on the account

●	signature(s) of all registered owner(s)

●	any required signature guarantee or medallion signature guarantee, if applicable

●	any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

To protect shareholders and the Fund against potential fraud, a signature guarantee, specifically a Medallion Signature Guarantee, may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption amount exceeds $100,000, or such other threshold as determined by the Fund or its transfer agent;

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The redemption proceeds are made payable to someone other than the registered account owner;

●	The proceeds are directed to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing;

●	Any other situation where the Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. If redeeming from an IRA account, you will be asked whether or not the Fund should withhold federal income tax. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving or responding to telephone requests for redemptions or exchanges in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Systematic Withdrawal Plan. Shareholders may elect to participate in a Systematic Withdrawal Plan (“SWP”) to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the Transfer Agent.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees has determined that, until otherwise approved by the Board of Trustees, all redemptions in the Funds be made in cash only. If the Board of Trustees determines to allow a Fund to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption, please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Certain states have unclaimed property laws that may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account. For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”

●	Dividends and capital gain distributions checks are not cashed within 180 days; or

●	Bank account of record is no longer valid

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

Online Transactions

To establish online transaction privileges, you must enroll through the website at www.CatalystMF.com You automatically have the ability to establish online transaction privileges, unless you decline the privileges on your Shareholder Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares online, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address on record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Online transactions are subject to the same purchase minimums and maximums as other purchase methods. However, the maximum online redemption amount is $100,000.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to perform online transactions is dependent upon the internet and equipment, software, systems, data, and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor, or Advisor, will be liable for any such delays or malfunctions, or unauthorized interception or access to communications or account information.”

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another fund in the Catalyst family of funds (including other Catalyst Funds offered by a separate prospectus), provided your account registration information for both Funds is the same. For example, you can exchange Class A shares of the Catalyst Insider Buying Fund described in another prospectus for Class A shares of the Catalyst/SMH High Income Fund. Shares of the fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. ET) that day. Exchanges are made at the NAV determined after the order is considered received. You will not be charged the upfront sales charge or the CDSC on exchanges of Class A or Class C-1 shares.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

Class C shares convert automatically to Class A shares after ten years (unless otherwise by your financial intermediary), provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years, Class A shares are available for purchase by persons in your state or territory of residence, and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion. Under the Funds’ Plan related to Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses (Class C shares presently pay a 1.00% 12b-1 fee). Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, a Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class C-1 shares convert automatically to load-waived Class A shares after ten years (unless otherwise specified by your financial intermediary), provided that the financial intermediary through which you purchased Class C-1 shares has records verifying that the Class C-1 shares have been held for at least ten years, Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. Under the Plan related to Class A shares of Catalyst/CIFC Senior Secured Income Fund, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of its Class A shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. The Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to the shareholders, the Fund may increase the percentage paid under the 12b-1 Plan up to the Class A 12b-1 Fee amount. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should consult your financial representative for more information about eligibility for Class C-1 share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate these conversion features at any time.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at its market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor, as the Board of Trustees’ valuation designee, will value the Funds’ assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio instruments’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Instruments trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying mutual funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in instruments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund, unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Catalyst Insider Income Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/CIFC Senior Secured Income Fund and Catalyst Enhanced Income Strategy Fund intend to make monthly dividend distributions. the Catalyst/MAP Global Balanced Fund intends to make quarterly distributions, if applicable. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sections “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks

– Principal Investment Risks” for a detailed description of the distribution policies and tax consequences for Catalyst/SMH Total Return Income Fund and Catalyst Enhanced Income Strategy Fund.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, each Fund mails a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

Each Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. Each Fund uses average cost as its standing (default) tax lot identification method for all shareholders, which means this method is used to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than each Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by each Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 207 Calle del Parque, AM Tower, Floor 7, Suite 2, San Juan, PR 00912-3242 serves as advisor to the Funds. The Advisor was formed on January 24, 2006. Advising the Catalyst Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational

Advisors, Inc. (“Rational Advisors”), the investment advisors of other funds in the same group of investment companies, also known as a “Fund Complex.” MFund Services, LLC, an affiliate of the Advisor, provides the Funds with management, legal administrative, and compliance services. Under the terms of the advisory agreement, Catalyst Capital Advisors LLC oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Fund’s investment program.

Portfolio Managers: Catalyst Insider Income Fund

David Miller and Charles Ashley are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

David Miller - Senior Portfolio Manager of the Advisor

David Miller is a Senior Portfolio Manager, Chief Investment Officer, and co-founder of the Advisor and has been responsible for the day-to-day management of the Insider Income Fund since its inception. He is also Senior Portfolio Manager, Chief Investment Officer and an Owner of Rational Advisors since 2016. Mr. Miller is a member of Catalyst International Advisors LLC since 2019 and Insights Media LLC since 2019. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Charles Ashley –Portfolio Manager of the Advisor

Charles Ashley has served as a Portfolio Manager of the Advisor since November 2017. Mr. Ashley joined the Advisor in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. He is also a Portfolio Manager of Rational Advisors since 2019. Mr. Ashley has an MBA from the University of Michigan, Ross School of Business and a B. A. from the Michigan State University, Eli Broad College of Business.

Sub-Advisor: Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

SMH Capital Advisors, LLC, a Texas corporation and registered investment advisor located at 4200 S. Hulen Street, Suite 534, Fort Worth, TX 76109 (“SMHCA”), is the investment sub-advisor to the Funds. SMHCA is an investment management firm serving institutions and individuals. In addition to serving as a sub-advisor, SMHCA serves high net worth individuals, pension and profit-sharing plans, and charitable organizations.

Subject to the oversight and approval of the Advisor, SMHCA is responsible for making investment decisions and executing portfolio transactions for the Funds. In addition, SMHCA is responsible for maintaining certain transaction and compliance related records of the Funds. As compensation for the sub-advisory services it provides to the Funds, the Advisor pays SMHCA 50% of the management fees that the Advisor receives from each Fund.

Portfolio Managers: Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

Dwayne Moyers, Lisa Haley and Brandon Allred are primarily and jointly responsible for the day-to-day management of the Funds.

Dwayne Moyers - President, Chief Investment Officer, and Senior Portfolio Manager, SMHCA - Fort Worth Division

Dwayne Moyers has served as President of SMHCA since March 2012 and was Senior Vice President of SMHCA from 2000-2012. He has been a Senior Portfolio Manager and the Chief Investment Officer at SMHCA and its predecessors since 1991, with responsibility for research and the investment selection process for the SMH portfolios. He has served as portfolio manager of the Funds since inception. As portfolio manager and Chief Investment Officer, Mr. Moyers has helped grow client assets at SMHCA. Before joining SMHCA, Mr. Moyers was a credit analyst with the Tandy Corporation. In 1991, he joined SMHCA as a portfolio manager. He became Chief Investment Officer and Senior Portfolio Manager in 1995. He holds a bachelor’s degree in business administration from the University of Texas at Arlington.

Lisa Haley – Vice-President, Chief Operations Officer, Chief Compliance Officer, Assistant Portfolio Manager

Lisa Haley has served SMHCA as Vice President since 2023, Chief Compliance Officer since 2021, Chief Operations Officer since 2017 and Assistant Portfolio Manager since 2023. She has served as a Portfolio Manager of the Fund since 2023. Ms. Haley joined SMHCA in 2002 as Office Manager, was a Financial Advisor for Raymond James from 2004 to 2006, and returned to SMHCA in 2007 as an Institutional Advisor. She holds her Series 7, 66, 99, and Insurance License.

Brandon Allred – Portfolio Manager

Brandon Allred has served as Portfolio Manager of SMHCA since September 2025 and was Portfolio Manager Assistant of SMHCA from April 2024 to September 2025. From 2015 to 2025, Mr. Allred owned and operated Shadowood Enterprises, LLC, a retail business focused on sporting enthusiasts. Mr. Allred holds an MBA from Southern Methodist University’s Cox School of Business and a BA from Texas Tech University.

Sub-Advisor: Catalyst/ MAP Global Balanced Fund

Managed Asset Portfolios, LLC, a Delaware limited liability corporation located at 950 West University, Suite 100, Rochester, MI 48307 (“MAP”), is the investment sub-adviser to the Fund. In addition to serving as sub-advisor, MAP provides investment advice to high net worth individuals, institutions, pension and profit sharing plans, and charitable organizations. MAP is controlled by Michael Dzialo.

Subject to the oversight and approval of the Advisor, MAP is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, MAP is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays MAP 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst/MAP Global Balanced Fund

Michael Dzialo, Peter Swan, Karen Culver and Zachary Fellows are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Michael S. Dzialo - President and Portfolio Manager of MAP

Michael Dzialo has served as President and portfolio manager since founding the firm in 2000. He has served as portfolio manager of the Fund since its inception. Prior to founding MAP, Mr. Dzialo worked at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1987 to 2000. Mr. Dzialo has a Bachelor of Science degree in Finance and Graduate Studies in Finance from Wayne State University.

Peter J. Swan - International Portfolio Manager of MAP

Peter Swan has served as international portfolio manager of MAP since 2002. He has served as portfolio manager of the Fund since its inception. Prior to joining MAP, Mr. Swan worked at Pacific Growth Equities from 1999 to 2002, and at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1994 to 1999. Mr. Swan has Bachelor of Science degrees in Business Administration and Agriculture from the University of Arkansas.

Karen M. Culver - Portfolio Manager and Senior Research Analyst of MAP

Karen M. Culver has served as a Portfolio Manager of MAP and as a portfolio manager of the Fund since 2012. Ms. Culver joined MAP in 2001. She served as Senior Research Analyst between 2001-2010 and Assistant Portfolio Manager and Senior Research Analyst between 2010 and 2012.

Zachary S. Fellows - Portfolio Manager and Senior Research Analyst of MAP

Zachary Fellows joined MAP in 2015 and has served as a portfolio manager of the Fund since 2024. As Portfolio Manager/Senior Research Analyst, he is responsible for researching and analyzing companies, sectors and economic trends. Before joining Managed Asset Portfolios, Mr. Fellows worked in the retail and automotive industries. He earned a Bachelor’s degree in Finance from Wayne State University where he graduated with Summa Cum Laude honors. He is a Chartered Financial Analyst (CFA), member of the CFA Society of Detroit, and is a Registered Investment Advisor Representative.

Sub-Advisor: Catalyst/CIFC Senior Secured Income Fund

CIFC Investment Management LLC, headquartered at 1 SE 3rd Avenue, Suite 1660, Miami, FL 33131, and operationally located at 875 Third Ave, 24th Floor, New York, New York 10022 (“CIFC”), serves as investment sub-advisor to the Fund. CIFC is a registered investment adviser specializing in secured U.S. corporate and structured credit strategies that, together with its affiliated registered investment advisers, had approximately $43 billion of assets under management as of June 30, 2025. CIFC is privately held and is a wholly owned indirect subsidiary of CIFC LLC.

Subject to the oversight and approval of the Advisor, CIFC is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, CIFC is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor pays CIFC 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst/CIFC Senior Secured Income Fund

Stan Sokolowski and Rick Lam are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Stan Sokolowski, Senior Portfolio Manager, Managing Director and Deputy Chief Investment Officer at CIFC

Mr. Sokolowski joined CIFC in 2012 and has over 30 years of credit, portfolio management, and trading experience. Prior to joining CIFC, Mr. Sokolowski was a credit portfolio manager and trader with Lucidus Capital Partners, a credit trading firm that was spun out of Caxton Associates in 2011. Preceding Lucidus, Mr. Sokolowski was a portfolio manager at Caxton. Before joining Caxton in 2006, Mr. Sokolowski was a Managing Director with JPMorgan (“JPM”), where he founded and managed the European par and distressed loan trading business in London. Mr. Sokolowski joined Manufacturers Hanover in 1991 and completed Chemical Bank’s MBA Capital Markets and Credit Training Program in 1994. He held various positions in New York and London throughout the Capital Markets, Sales and Trading, Investment Banking and Emerging Markets businesses of JPM’s predecessor organizations. Mr. Sokolowski has invested across the spectrum of credit, including high yield to investment grade, as well as distressed / stressed credit, fixed / floating rate instruments, bonds & loans and CDS / index products. Mr. Sokolowski holds a B.A. in Finance from Michigan State University.

Rick Lam, Senior Portfolio Manager, Head of Trading at CIFC

Mr. Lam has served as Senior Portfolio Manager of CIFC since 2016. Mr. Lam has 25 years of experience in corporate lending. Prior to joining CIFC in 2006, Mr. Lam was with RBC in the Capital Markets Leveraged Loan Syndications group where he originated, structured and distributed bank debt with a focus on middle market and cross border transactions. Before joining RBC, Mr. Lam spent three years at J.P. Morgan, where he began his banking career and received his credit training. At J.P. Morgan, Mr. Lam was a member of the Global Syndicated Finance group, where he performed credit analysis in support of bank loan transactions. Mr. Lam holds a B.A. in Finance and International Business from the Stern School of Business at New York University.

Sub-Advisor: Catalyst Enhanced Income Strategy Fund

Wynkoop, LLC, headquartered at S. Quebec Street, Suite 110, Greenwood Village, CO 80111 (“Wynkoop”), serves as the investment sub-advisor to the Catalyst Enhanced Income Strategy Fund. Wynkoop is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Wynkoop was founded in 2009 and is a registered investment advisor providing investment management services to pooled investment vehicles.

Subject to the oversight and approval of the Advisor, Wynkoop is primarily responsible for the day-to-day management of the Catalyst Enhanced Income Strategy Fund’s portfolio. In addition, Wynkoop is responsible for maintaining certain transaction and compliance related records of the Catalyst Enhanced Income Strategy Fund. As compensation for the sub-advisory services it provides to the Catalyst Enhanced Income Strategy Fund, the Advisor pays Wynkoop 50% of the net management fees that the Advisor receives from the Catalyst Enhanced Income Strategy Fund.

Portfolio Managers: Catalyst Enhanced Income Strategy Fund

Leland Abrams and Jui Chiew Tan are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Abrams serves as the Lead Portfolio Manager of the Fund.

Leland Abrams – Principal and Portfolio Manager of the Sub-Advisor

Mr. Abrams is a portfolio manager and principal of Wynkoop since September 2016 and has been responsible for the day-to-day management of the Fund since 2018. Prior to joining Wynkoop, Mr. Abrams was the RMBS Sector Manager of Candlewood Investment Group from 2010 – 2016, a non-agency mortgage and esoteric asset backed securities trader and credit analyst at United Capital Markets, Inc. from 2008 to 2010; and Credit Analyst and Trader at Dresdner Bank, AG (Dresdner Kleinwort Wasserstein) from 2005 to 2008. Mr. Abrams holds a B.A. in Economics from Bucknell University. Mr. Abrams served on the Board of Directors of Front Yard Residential Corp, a public REIT headquartered in Christianstead, VI from May 2019 to January 2021.

Jui Chiew Tan – Portfolio Manager and Analyst of the Sub-Advisor

Mr. Tan is a portfolio manager and analyst of Wynkoop since 2018. Prior to joining Wynkoop, Mr. Tan was an analyst and trader at Anato Investment Group from 2015 to 2018; analyst and trader at Stifel, Nicolaus & Co from 2014 to 2015; trading analyst at Odeon Capital Group from 2012-2014; senior analyst at Interactive Data Corp from 2008 to 2012; structurer at Credit Suisse Securities from 2006 to 2008; and senior modeler at Deloitte and Touche from 2005 to 2006. Mr. Tan received a B.A. from Grinnell College, a B.S. and M.S. from Washington University in St. Louis, and a M.S. from University of Pennsylvania.

The Statement of Additional Information provides additional information about the compensation, other accounts managed, and ownership of securities in the Fund for each of the portfolio managers.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2026. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Advisor for each Fund’s most recent fiscal year, and (iii) the expense limitation for each Fund.

	Contractual Management Fee	Net Management Fee Received	Expense Limitation*
Catalyst Insider Income Fund	0.75%	0.34%	Class A – 1.00% Class C – 1.75% Class I – 0.75%
Catalyst/SMH High Income Fund	1.00%	0.12%	Class A – 1.48% Class C – 2.23% Class I – 1.23%
Catalyst/SMH Total Return Income Fund	1.00%	0.19%	Class A – 1.58% Class C – 2.33% Class I – 1.33%
Catalyst/MAP Global Balanced Fund	1.00%	(0.25)%	Class A – 1.22% Class C – 1.97% Class I – 0.97%
Catalyst/CIFC Senior Secured Income Fund	1.00%	0.68%	Class A – 1.15% Class C – 1.90% Class C-1 – 1.90% Class I – 0.90%
Catalyst Enhanced Income Strategy Fund	1.50%	1.18%	Class A – 1.75% Class C – 2.50% Class I – 1.50%

*	Applicable to all classes of shares, unless otherwise noted. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within both the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Each Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers, and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping, and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or its Advisor or Sub-Advisor (not the Fund), may also pay certain financial intermediaries a fee for providing distribution-related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Funds’ Financial Statements for the fiscal year ended June 30, 2025 contains discussions regarding the basis of the Board’s renewal of the advisory agreement with the Advisor for the Funds, and each of the Advisor’s sub-advisory agreements with SMHCA (with respect to Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund), MAP (with respect to the Catalyst/MAP Global Balanced Fund), CIFC (with respect to the Catalyst/CIFC Senior Secured Income Fund), and Wynkoop (with respect to the Catalyst Enhanced Income Strategy Fund).

FINANCIAL HIGHLIGHTS

Catalyst Insider Income Fund

The following table is intended to help you better understand the Catalyst Insider Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2025, June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$9.06		$8.81		$8.82		$9.88	$9.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41		0.42		0.41		0.26	0.28
Net realized and unrealized gain (loss) on investments	0.22		0.26		(0.00	) (B)	(1.04)	0.39
Total from investment operations	0.63		0.68		0.41		(0.78)	0.67
LESS DISTRIBUTIONS:
From net investment income	(0.41)		(0.43)		(0.42)		(0.25)	(0.29)
From net realized gains	—		—		—		(0.03)	—
Total distributions	(0.41)		(0.43)		(0.42)		(0.28)	(0.29)
Net asset value, end of year	$9.28		$9.06		$8.81		$8.82	$9.88
Total return (C)	7.12%		7.84%		4.71%		(8.06)%	7.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,376		$4,522		$4,422		$5,090	$4,764
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.41	% (D)	1.39	% (D)	1.39	% (D)	1.34%	1.37%
Expenses, net waiver and reimbursement	1.00	% (D)	1.00	% (D)	1.01	% (D)	1.00%	1.00%
Net investment Income, before waiver and reimbursement	4.07%		4.26%		4.32%		2.34%	2.50%
Net investment income, net waiver and reimbursement	4.48%		4.65%		4.70%		2.68%	2.87%
Portfolio turnover rate	99%		17%		43%		70%	89%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$9.07		$8.82		$8.83		$9.89	$9.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.34		0.35		0.35		0.18	0.19
Net realized and unrealized gain (loss) on investments	0.21		0.26		(0.01)		(1.03)	0.42
Total from investment operations	0.55		0.61		0.34		(0.85)	0.61
LESS DISTRIBUTIONS:
From net investment income	(0.34)		(0.36)		(0.35)		(0.18)	(0.22)
From net realized gains	—		—		—		(0.03)	—
Total distributions	(0.34)		(0.36)		(0.35)		(0.21)	(0.22)
Net asset value, end of year	$9.28		$9.07		$8.82		$8.83	$9.89
Total return (C)	6.20%		7.04%		3.94%		(8.76)%	6.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,798		$2,830		$2,631		$3,658	$3,851
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.16	% (E)	2.14	% (E)	2.14	% (E)	2.09%	2.12%
Expenses, net waiver and reimbursement	1.75	% (E)	1.75	% (E)	1.76	% (E)	1.75%	1.75%
Net investment income, before waiver and reimbursement	3.31%		3.51%		3.57%		1.57%	1.60%
Net investment income, net waiver and reimbursement	3.72%		3.90%		3.95%		1.91%	1.97%
Portfolio turnover rate	99%		17%		43%		70%	89%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Less than 0.01 per share.

(C)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.41%	1.39%	1.38%
Expenses, net waiver and reimbursement	1.00%	1.00%	1.00%

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.16%	2.14%	2.13%
Expenses, net waiver and reimbursement	1.75%	1.75%	1.75%

	Class I
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$9.08		$8.83		$8.84		$9.90	$9.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.44		0.44		0.44		0.28	0.30
Net realized and unrealized gain (loss) on investments	0.21		0.26		(0.01)		(1.03)	0.40
Total from investment operations	0.65		0.70		0.43		(0.75)	0.70
LESS DISTRIBUTIONS:
From net investment income	(0.44)		(0.45)		(0.44)		(0.28)	(0.31)
From net realized gains	—		—		—		(0.03)	—
Total distributions	(0.44)		(0.45)		(0.44)		(0.31)	(0.31)
Net asset value, end of year	$9.29		$9.08		$8.83		$8.84	$9.90
Total return (B)	7.27%		8.11%		4.97%		(7.79)%	7.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$48,897		$48,280		$53,869		$88,201	$95,976
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.16	% (C)	1.14	% (C)	1.14	% (C)	1.09%	1.12%
Expenses, net waiver and reimbursement	0.75	% (C)	0.75	% (C)	0.76	% (C)	0.75%	0.75%
Net investment Income, before waiver and reimbursement	4.32%		4.51%		4.57%		2.57%	2.65%
Net investment income, net waiver and reimbursement	4.73%		4.90%		4.95%		2.91%	3.02%
Portfolio turnover rate	99%		17%		43%		70%	89%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.16%	1.14%	1.13%
Expenses, net waiver and reimbursement	0.75%	0.75%	0.75%

Catalyst/SMH High Income Fund

The following table is intended to help you better understand the Catalyst/SMH High Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2025, June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021
Net asset value, beginning of year	$3.63		$3.43		$3.33		$4.23		$3.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23		0.25		0.22		0.19		0.17
Net realized and unrealized gain (loss) on investments	0.10		0.20		0.10		(0.90)		0.70
Total from investment operations	0.33		0.45		0.32		(0.71)		0.87
LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.25)		(0.22)		(0.19)		(0.16)
From net realized gains	—		—		—		(0.00	) (C)	(0.01)
From return of capital	—		—		—		(0.00	) (C)	(0.00	) (C)
Total distributions	(0.23)		(0.25)		(0.22)		(0.19)		(0.17)
Net asset value, end of year	$3.73		$3.63		$3.43		$3.33		$4.23
Total return (B)	9.42%		13.65%		9.94%		(17.26)%		25.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,508		$7,993		$7,495		$8,002		$8,889
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	2.36	% (D)	2.38	% (D)	2.36	% (D)	1.95	% (D)	2.04%
Expenses, net waiver and reimbursement (F)	1.48	% (D)	1.48	% (D)	1.52	% (D)	1.49	% (D)	1.48%
Net investment income, before waiver and reimbursement (F,G)	5.41%		6.13%		5.72%		4.31%		3.71%
Net investment income, net waiver and reimbursement (F,G)	6.29%		7.02%		6.56%		4.78%		4.27%
Portfolio turnover rate	54%		33%		41%		42%		51%

	Class C
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021
Net asset value, beginning of year	$3.64		$3.44		$3.33		$4.23		$3.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.20		0.22		0.20		0.15		0.14
Net realized and unrealized gain (loss) on investments	0.10		0.21		0.10		(0.88)		0.70
Total from investment operations	0.30		0.43		0.30		(0.73)		0.84
LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.23)		(0.19)		(0.16)		(0.13)
From net realized gains	—		—		—		(0.00	) (C)	(0.01)
From return of capital	—		—		—		(0.01)		(0.00	) (C)
Total distributions	(0.20)		(0.23)		(0.19)		(0.17)		(0.14)
Net asset value, end of year	$3.74		$3.64		$3.44		$3.33		$4.23
Total return (B)	8.56%		12.77%		9.40%		(17.91)%		24.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,751		$1,875		$1,974		$2,534		$6,067
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	3.11	% (E)	3.13	% (E)	3.11	% (E)	2.70	% (E)	2.79%
Expenses, net waiver and reimbursement (F)	2.23	% (E)	2.23	% (E)	2.27	% (E)	2.24	% (E)	2.23%
Net investment income, before waiver and reimbursement (F,G)	4.66%		5.38%		4.95%		3.36%		2.97%
Net investment income, net waiver and reimbursement (F,G)	5.54%		6.28%		5.79%		3.81%		3.53%
Portfolio turnover rate	54%		33%		41%		42%		51%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Less than $.005 per share

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (F)	2.36%	2.38%	2.32%	1.94%
Expenses, net waiver and reimbursement (F)	1.48%	1.48%	1.48%	1.48%

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (F)	3.11%	3.13%	3.07%	2.69%
Expenses, net waiver and reimbursement (F)	2.23%	2.23%	2.23%	2.23%

(F)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022		June 30, 2021
Net asset value, beginning of year	$3.64		$3.43		$3.33		$4.23		$3.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.24		0.26		0.23		0.20		0.18
Net realized and unrealized gain (loss) on investments	0.09		0.21		0.10		(0.90)		0.70
Total from investment operations	0.33		0.47		0.33		(0.70)		0.88
LESS DISTRIBUTIONS:
From net investment income	(0.24)		(0.26)		(0.23)		(0.20)		(0.17)
From net realized gains	—		—		—		(0.00	) (C)	(0.01)
From return of capital	—		—		—		(0.00	) (C)	(0.00	) (C)
Total distributions	(0.24)		(0.26)		(0.23)		(0.20)		(0.18)
Net asset value, end of year	$3.73		$3.64		$3.43		$3.33		$4.23
Total return (B)	9.38%		14.24%		10.22%		(17.06)%		25.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,681		$5,264		$4,150		$7,566		$10,930
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.11	% (D)	2.13	% (D)	2.11	% (D)	1.70	% (D)	1.74%
Expenses, net waiver and reimbursement (E)	1.23	% (D)	1.23	% (D)	1.27	% (D)	1.24	% (D)	1.23%
Net investment income, before waiver and reimbursement (E,F)	5.65%		6.39%		5.94%		4.49%		3.91%
Net investment income, net waiver and reimbursement (E,F)	6.53%		7.28%		6.72%		4.94%		4.42%
Portfolio turnover rate	54%		33%		41%		42%		51%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Less than $.005 per share

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (E)	2.11%	2.13%	2.07%	1.69%
Expenses, net waiver and reimbursement (E)	1.23%	1.23%	1.23%	1.23%

(E)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(F)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Catalyst/SMH Total Return Income Fund

The following table is intended to help you better understand the Catalyst/SMH Total Return Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2025, June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$4.73		$4.39		$4.23		$5.15	$3.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.31		0.30		0.24		0.18	0.24
Net realized and unrealized gain (loss) on investments	(0.12)		0.32		0.13		(0.87)	1.41
Total from investment operations	0.19		0.62		0.37		(0.69)	1.65
LESS DISTRIBUTIONS:
From net investment income	(0.33)		(0.28)		(0.21)		(0.15)	(0.24)
From return of capital	—		—		—		(0.08)	—
Total distributions	(0.33)		(0.28)		(0.21)		(0.23)	(0.24)
Net asset value, end of year	$4.59		$4.73		$4.39		$4.23	$5.15
Total return (B)	4.02%		14.54	% (G)	9.01%		(13.92)%	45.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,907		$5,376		$6,169		$6,756	$4,164
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.39	% (E)	2.26	% (E)	2.18	% (E)	1.99%	2.16%
Expenses, net waiver and reimbursement (C)	1.58	% (E)	1.58	% (E)	1.59	% (E)	1.58%	1.58%
Net investment income, before waiver and reimbursement (C,D)	5.76%		5.94%		4.86%		3.22%	4.85%
Net investment income, net waiver and reimbursement (C,D)	6.57%		6.62%		5.45%		3.63%	5.43%
Portfolio turnover rate	62%		35%		15%		26%	42%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$4.72		$4.39		$4.23		$5.14	$3.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28		0.27		0.20		0.15	0.21
Net realized and unrealized gain (loss) on investments	(0.12)		0.31		0.14		(0.87)	1.40
Total from investment operations	0.16		0.58		0.34		(0.72)	1.61
LESS DISTRIBUTIONS:
From net investment income	(0.30)		(0.25)		(0.18)		(0.11)	(0.20)
From return of capital	—		—		—		(0.08)	—
Total distributions	(0.30)		(0.25)		(0.18)		(0.19)	(0.20)
Net asset value, end of year	$4.58		$4.72		$4.39		$4.23	$5.14
Total return (B)	3.24%		13.46%		8.19%		(14.43)%	44.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,279		$2,551		$2,834		$3,296	$8,600
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	3.14	% (F)	3.01	% (F)	2.93	% (F)	2.74%	2.92%
Expenses, net waiver and reimbursement (C)	2.33	% (F)	2.33	% (F)	2.34	% (F)	2.33%	2.33%
Net investment income, before waiver and reimbursement (C,D)	5.02%		5.20%		4.09%		2.61%	4.24%
Net investment income, net waiver and reimbursement (C,D)	5.83%		5.87%		4.68%		2.99%	4.82%
Portfolio turnover rate	62%		35%		15%		26%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	2.39%	2.26%	2.17%
Expenses, net waiver and reimbursement (C)	1.58%	1.58%	1.58%

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	3.14%	3.01%	2.92%
Expenses, net waiver and reimbursement (C)	2.33%	2.33%	2.33%

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

	Class I
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$4.71		$4.38		$4.22		$5.13	$3.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.32		0.32		0.25		0.19	0.27
Net realized and unrealized gain (loss) on investments	(0.12)		0.30		0.13		(0.86)	1.38
Total from investment operations	0.20		0.62		0.38		(0.67)	1.65
LESS DISTRIBUTIONS:
From net investment income	(0.34)		(0.29)		(0.22)		(0.16)	(0.25)
From return of capital	—		—		—		(0.08)	—
Total distributions	(0.34)		(0.29)		(0.22)		(0.24)	(0.25)
Net asset value, end of year	$4.57		$4.71		$4.38		$4.22	$5.13
Total return (B)	4.30%		14.63%		9.32%		(13.57)%	45.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,957		$9,902		$7,213		$8,702	$7,220
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.14	% (E)	2.01	% (E)	1.93	% (E)	1.74%	1.91%
Expenses, net waiver and reimbursement (C)	1.33	% (E)	1.33	% (E)	1.34	% (E)	1.33%	1.33%
Net investment income, before waiver and reimbursement (C,D)	6.00%		6.23%		5.10%		3.52%	5.39%
Net investment income, net waiver and reimbursement (C,D)	6.81%		6.92%		5.69%		3.93%	5.96%
Portfolio turnover rate	62%		35%		15%		26%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	2.14%	2.01%	1.92%
Expenses, net waiver and reimbursement (C)	1.33%	1.33%	1.33%

Catalyst/MAP Global Balanced Fund

The following table is intended to help you better understand the Catalyst/MAP Global Balanced Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2025, June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025		June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value, beginning of year	$11.42		$11.44	$11.36	$12.69	$10.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.48		0.28	0.23	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.79		0.29	0.15	(0.80)	1.74
Total from investment operations	1.27		0.57	0.38	(0.58)	1.94
LESS DISTRIBUTIONS:
From net investment income	(0.51)		(0.27)	(0.23)	(0.28)	(0.20)
From net realized gains	—		(0.32)	(0.07)	(0.47)	(0.00	) (B)
Total distributions	(0.51)		(0.59)	(0.30)	(0.75)	(0.20)
Net asset value, end of year	$12.18		$11.42	$11.44	$11.36	$12.69
Total return (C)	11.46%		5.20%	3.40%	(4.90)%	17.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,104		$4,147	$2,219	$2,418	$2,681
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.47	% (F)	2.37%	2.27%	2.07%	2.00%
Expenses, net waiver and reimbursement (D)	1.22	% (F)	1.22%	1.22%	1.22%	1.22%
Net investment income, before waiver and reimbursement (D,E)	2.88%		1.32%	0.95%	0.95%	0.92%
Net investment income, net waiver and reimbursement (D,E)	4.13%		2.47%	2.00%	1.81%	1.70%
Portfolio turnover rate	60%		30%	36%	25%	18%

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025		June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value, beginning of year	$11.20		$11.23	$11.18	$12.55	$10.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.43		0.20	0.14	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.71		0.28	0.15	(0.78)	1.70
Total from investment operations	1.14		0.48	0.29	(0.65)	1.82
LESS DISTRIBUTIONS:
From net investment income	(0.43)		(0.19)	(0.17)	(0.25)	(0.12)
From net realized gains	—		(0.32)	(0.07)	(0.47)	(0.00	) (B)
Total distributions	(0.43)		(0.51)	(0.24)	(0.72)	(0.12)
Net asset value, end of year	$11.91		$11.20	$11.23	$11.18	$12.55
Total return (C)	10.48%		4.43%	2.60%	(5.57)%	16.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,597		$3,097	$5,217	$5,972	$6,653
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	3.22	% (G)	3.12%	3.02%	2.82%	2.75%
Expenses, net waiver and reimbursement (D)	1.97	% (G)	1.97%	1.97%	1.97%	1.97%
Net investment income, before waiver and reimbursement (D,E)	2.52%		0.68%	0.17%	0.19%	0.23%
Net investment income, net waiver and reimbursement (D,E)	3.77%		1.83%	1.22%	1.04%	1.01%
Portfolio turnover rate	60%		30%	36%	25%	18%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (D)	2.47%
Expenses, net waiver and reimbursement (D)	1.22%

(G)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (D)	3.22%
Expenses, net waiver and reimbursement (D)	1.97%

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025		June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value, beginning of year	$11.44		$11.47	$11.39	$12.70	$10.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.54		0.32	0.25	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.76		0.29	0.15	(0.79)	1.74
Total from investment operations	1.30		0.61	0.40	(0.54)	1.97
LESS DISTRIBUTIONS:
From net investment income	(0.55)		(0.32)	(0.25)	(0.30)	(0.23)
From net realized gains	—		(0.32)	(0.07)	(0.47)	(0.00	) (B)
Total distributions	(0.55)		(0.64)	(0.32)	(0.77)	(0.23)
Net asset value, end of year	$12.19		$11.44	$11.47	$11.39	$12.70
Total return (C)	11.65%		5.55%	3.59%	(4.61)%	18.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,894		$7,343	$7,525	$8,744	$10,504
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.22	% (F)	2.12%	2.02%	1.82%	1.75%
Expenses, net waiver and reimbursement (D)	0.97	% (F)	0.97%	0.97%	0.97%	0.97%
Net investment income, before waiver and reimbursement (D,E)	3.38%		1.64%	1.18%	1.16%	1.15%
Net investment income, net waiver and reimbursement (D,E)	4.63%		2.79%	2.23%	2.01%	1.93%
Portfolio turnover rate	60%		30%	36%	25%	18%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (D)	2.22%
Expenses, net waiver and reimbursement (D)	0.97%

Catalyst/CIFC Senior Secured Income Fund

The following table is intended to help you better understand the Catalyst/CIFC Senior Secured Income Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2025, June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value, beginning of year	$9.27	$9.06	$8.94	$9.62	$9.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.68	0.78	0.66	0.33	0.28
Net realized and unrealized gain (loss) on investments	(0.03)	0.21	0.13	(0.69)	0.54
Total from investment operations	0.65	0.99	0.79	(0.36)	0.82
LESS DISTRIBUTIONS:
From net investment income	(0.70)	(0.78)	(0.67)	(0.32)	(0.31)
Total distributions	(0.70)	(0.78)	(0.67)	(0.32)	(0.31)
Net asset value, end of year	$9.22	$9.27	$9.06	$8.94	$9.62
Total return (B)	7.26%	11.29%	9.12%	(3.91)%	9.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$41,811	$34,556	$16,572	$23,683	$19,682
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,D)	1.47%	1.48%	1.55%	1.53%	1.59%
Expenses, net waiver and reimbursement (C,D)	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income, before waiver and reimbursement (C,F)	7.04%	8.13%	6.88%	3.10%	2.52%
Net investment income, net waiver and reimbursement (C,F)	7.36%	8.46%	7.28%	3.48%	2.96%
Portfolio turnover rate	117%	103%	84%	95%	180%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value, beginning of year	$9.23	$9.03	$8.91	$9.59	$9.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.60	0.71	0.60	0.26	0.21
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	0.12	(0.69)	0.54
Total from investment operations	0.59	0.91	0.72	(0.43)	0.75
LESS DISTRIBUTIONS:
From net investment income	(0.63)	(0.71)	(0.60)	(0.25)	(0.24)
Total distributions	(0.63)	(0.71)	(0.60)	(0.25)	(0.24)
Net asset value, end of year	$9.19	$9.23	$9.03	$8.91	$9.59
Total return (B)	6.58%	10.36%	8.32%	(4.63)%	8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$64,343	$36,066	$23,226	$21,907	$14,399
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.22%	2.23%	2.30%	2.28%	2.34%
Expenses, net waiver and reimbursement (C,E)	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income, before waiver and reimbursement (C,F)	6.20%	7.38%	6.26%	2.37%	1.75%
Net investment income, net waiver and reimbursement (C,F)	6.52%	7.72%	6.66%	2.74%	2.19%
Portfolio turnover rate	117%	103%	84%	95%	180%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	1.47%	1.48%	1.55%	1.53%	1.59%
Expenses, net waiver and reimbursement (C)	1.15%	1.15%	1.15%	1.15%	1.15%

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (C)	2.22%	2.23%	2.30%	2.28%	2.34%
Expenses, net waiver and reimbursement (C)	1.90%	1.90%	1.90%	1.90%	1.90%

(F)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022		June 30, 2021
Net asset value, beginning of year	$9.27	$9.07	$8.94	$9.63		$9.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.70	0.80	0.68	0.36		0.32
Net realized and unrealized gain (loss) on investments	(0.02)	0.20	0.14	(0.71)		0.52
Total from investment operations	0.68	1.00	0.82	(0.35)		0.84
LESS DISTRIBUTIONS:
From net investment income	(0.72)	(0.80)	(0.69)	(0.34)		(0.33)
Total distributions	(0.72)	(0.80)	(0.69)	(0.34)		(0.33)
Net asset value, end of year	$9.23	$9.27	$9.07	$8.94		$9.63
Total return (C)	7.64%	11.44%	9.51%	(3.74	)% (H)	9.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$550,118	$396,246	$198,164	$202,444		$121,480
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,E)	1.22%	1.23%	1.30%	1.28%		1.34%
Expenses, net waiver and reimbursement (D,E)	0.90%	0.90%	0.90%	0.90%		0.90%
Net investment income, before waiver and reimbursement (D,G)	7.26%	8.38%	7.19%	3.39%		2.88%
Net investment income, net waiver and reimbursement (D,G)	7.59%	8.71%	7.59%	3.77%		3.31%
Portfolio turnover rate	117%	103%	84%	95%		180%

	Class C-1 (A)
	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	June 30, 2025		June 30, 2024	June 30, 2023
Net asset value, beginning of year/period	$9.22		$9.03	$8.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.59		0.70	0.45
Net realized and unrealized gain (loss) on investments	(0.00	) (K)	0.20	0.19
Total from investment operations	0.59		0.90	0.64
LESS DISTRIBUTIONS:
From net investment income	(0.63)		(0.71)	(0.45)
Total distributions	(0.63)		(0.71)	(0.45)
Net asset value, end of year/period	$9.18		$9.22	$9.03
Total return (C)	6.58%		10.34%	7.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,126		$590	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D,F)	2.22%		2.23%	2.51%
Expenses, net waiver and reimbursement (D,F)	1.90%		1.90%	1.90%
Net investment income, before waiver and reimbursement (D,G)	6.08%		7.26%	6.95%
Net investment income, net waiver and reimbursement (D,G)	6.40%		7.58%	7.56%
Portfolio turnover rate	117%		103%	84%

(A)	Class C-1 commenced investment operations on November 1, 2022.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (D)	1.22%	1.23%	1.30%	1.28%	1.34%
Expenses, net waiver and reimbursement (D)	0.90%	0.90%	0.90%	0.90%	0.90%

(F)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (D)	2.22%	2.23%	2.51	% (J)
Expenses, net waiver and reimbursement (D)	1.90%	1.90%	1.90	% (J)

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(I)	Not annualized.

(J)	Annualized.

(K)	Less than $0.005 per share.

 Catalyst Enhanced Income Strategy Fund

The following table is intended to help you better understand the Catalyst Enhanced Income Strategy Fund’s financial performance for each of the last five fiscal years ended June 30. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended June 30, 2025, June 30, 2024 and June 30, 2023 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is available upon request. The information for each fiscal period ended prior to June 30, 2023 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$8.27		$9.17		$10.33		$11.21	$11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.57	(F)	0.62		0.60		0.66	0.73
Net realized and unrealized gain(loss) on investments	(0.46)		(0.77)		(1.11)		(0.87)	0.08
Total from investment operations	0.11		(0.15)		(0.51)		(0.21)	0.81
LESS DISTRIBUTIONS:
From net investment income	(0.62)		(0.75)		(0.65)		(0.66)	(0.71)
From net realized gains	—		—		—		(0.01)	—
From return of capital	(0.14)		—		—		—	—
Total distributions	(0.76)		(0.75)		(0.65)		(0.67)	(0.71)
Net asset value, end of year	$7.62		$8.27		$9.17		$0.33	$1.21
Total return (B)	1.28	% (C)	(1.64	)% (C)	(5.06	)% (C)	(2.03)%	7.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,876		$17,616		$31,114		$33,489	$34,778
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.07	% (D)	2.08	% (D)	2.03%		1.99%	2.04%
Expenses, net waiver and reimbursement	1.75	% (D)	1.78	% (D)	1.75%		1.75%	1.75%
Net investment income, before waiver and reimbursement	6.69	% (G)	6.82%		5.84%		5.81%	6.13%
Net investment income, net waiver and reimbursement	7.00	% (H)	7.12%		6.12%		6.05%	6.42%
Portfolio turnover rate	18%		13%		29%		57%	58%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$8.22		$9.12		$10.28		$11.16	$11.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.45	(F)	0.55		0.52		0.58	0.65
Net realized and unrealized gain (loss) on investments	(0.40)		(0.76)		(1.10)		(0.87)	0.07
Total from investment operations	0.05		(0.21)		(0.58)		(0.29)	0.72
LESS DISTRIBUTIONS:
From net investment income	(0.57)		(0.69)		(0.58)		(0.58)	(0.63)
From net realized gains	—		—		—		(0.01)	—
From return of capital	(0.13)		—		—		—	—
Total distributions	(0.70)		(0.69)		(0.58)		(0.59)	(0.63)
Net asset value, end of year	$7.57		$8.22		$9.12		$10.28	$11.16
Total return (B)	0.54	% (C)	(2.38	)% (C)	(5.79	)% (C)	(2.74)%	6.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,255		$10,637		$18,626		$27,398	$19,059
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	2.82	% (E)	2.83	% (E)	2.78%		2.74%	2.79%
Expenses, net waiver and reimbursement	2.50	% (E)	2.53	% (E)	2.50%		2.50%	2.50%
Net investment Income, before waiver and reimbursement	5.30	% (G)	6.06%		5.04%		5.06%	5.47%
Net investment income, net waiver and reimbursement	5.62	% (H)	6.36%		5.32%		5.30%	5.76%
Portfolio turnover rate	18%		13%		29%		57%	58%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above tables represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.07%	2.05%
Expenses, net waiver and reimbursement	1.75%	1.75%

(E)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	2.82%	2.80%
Expenses, net waiver and reimbursement	2.50%	2.50%

(F)	During the year ended June 30, 2025, the Company revised its estimate for interest only securities interest income, the net investment income per share without this change in estimate was .63 and .51 for Class A and Class C, respectively.

(G)	During the year ended June 30, 2025, the Company revised its estimate for interest only securities interest income accrual, the Net investment Income, before waiver and reimbursement was 7.38% and 6.00% for Class A and Class C, respectively.

(H)	During the year ended June 30, 2025, the Company revised its estimate for interest only securities interest income accrual, the Net investment Income, net waiver and reimbursement was 7.71% and 6.33% for Class A and Class C, respectively.

	Class I
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2025		June 30, 2024		June 30, 2023		June 30, 2022	June 30, 2021
Net asset value, beginning of year	$8.27		$9.17		$10.33		$11.21	$11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.63	(E)	0.64		0.62		0.69	0.76
Net realized and unrealized gain (loss) on investments	(0.50)		(0.77)		(1.11)		(0.87)	0.07
Total from investment operations	0.13		(0.13)		(0.49)		(0.18)	0.83
LESS DISTRIBUTIONS:
From net investment income	(0.64)		(0.77)		(0.67)		(0.69)	(0.73)
From net realized gains	—		—		—		(0.01)	—
From return of capital	(0.14)		—		—		—	—
Total distributions	(0.78)		(0.77)		(0.67)		(0.70)	(0.73)
Net asset value, end of year	$7.62		$8.27		$9.17		$10.33	$11.21
Total return (B)	1.54	% (C)	(1.39	)% (C)	(4.82	)% (C)	(1.79)%	7.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$60,606		$191,388		$354,447		$480,968	$280,265
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement	1.82	% (D)	1.83	% (D)	1.78%		1.74%	1.79%
Expenses, net waiver and reimbursement	1.50	% (D)	1.53	% (D)	1.50%		1.50%	1.50%
Net investment income, before waiver and reimbursement	7.45	% (F)	7.06%		6.05%		6.07%	6.39%
Net investment income, net waiver and reimbursement	7.77	% (G)	7.36%		6.33%		6.31%	6.68%
Portfolio turnover rate	18%		13%		29%		57%	58%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement	1.82%	1.80%
Expenses, net waiver and reimbursement	1.50%	1.50%

(E)	During the year ended June 30, 2025, the Company revised its estimate for interest only securities interest income, the net investment income per share without this change in estimate was .69 for Class I.

(F)	During the year ended June 30, 2025, the Company revised its estimate for interest only securities interest income accrual, the Net investment Income, before waiver and reimbursement was 8.15% for Class I.

(G)	During the year ended June 30, 2025, the Company revised its estimate for interest only securities interest income accrual, the Net investment Income, net waiver and reimbursement was 8.47% for Class I.

 APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Front-end or level-load mutual fund shares purchased or sold through a Merrill platform or account are eligible for the sales load waivers and discounts listed in the Merrill-specific waiver and discount section of a participating fund family’s (Appendix A) mutual fund’s prospectus1.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of mutual funds of any relationship or other facts that qualify the transaction for a sales load waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

This document provides additional information on Merrill’s policies related to certain waivers, discounts, and share class exchanges. You are encouraged to speak with your financial advisor to determine whether a transaction is eligible for a waiver or discount.

1.	Merrill’s Policies Related to Front-end Sales Load Waivers

●	Level-load to front-end load share class exchanges:

For participating fund families, Merrill will automatically exchange level-load shares held in Merrill accounts2 to front-end load shares of the same mutual fund in the month following the 5-year anniversary of the date the level load shares were purchased or the date the level-load shares were transferred into a Merrill account. If a fund’s prospectus permits level-load to front-end load exchanges sooner than 5 years, the earlier prospectus exchange privilege will automatically apply.

For fund families not listed in Appendix A, Merrill will automatically exchange level-load shares held in Merrill accounts to front-end load shares of the same mutual fund in accordance with the timing disclosed the fund’s prospectus.

●	Eligible employees of Merrill or its affiliates: Eligibility will vary depending on your job role at, or your relationship to an eligible employee of, Bank of America N.A. Prior to executing a transaction in mutual fund shares, contact your financial advisor to confirm your eligibility.

●	Merrill Household: Merrill will aggregate related accounts for purposes of determining your Merrill Household. Related accounts generally will include those accounts maintained within the Merrill distribution channel that match two of the following three criteria (1) last name, (2) primary address, and (3) tax identification number. For avoidance of doubt, related accounts do not include accounts across other BofA Corp distribution channels (i.e., Bank of America Private Bank). Please contact your financial advisor to inquire whether an account is included in your Merrill Household prior to your purchase of mutual fund shares.

2.	Merrill’s Policies Related to Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back- end, and Level Load shares

●	Limits on systematic withdrawals: Systematic withdrawals cannot exceed 10% of the current net asset value of an account’s holding in a particular mutual fund on an annualized basis.

3.	Merrill’s Policies Related to Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoint discounts, as described in the fund’s prospectus, where the sales charge is at or below the maximum sales charge (currently 3.5%) that Merrill permits to be assessed to a front-end load purchase: Based on your investment needs, if the sales load assessed to your purchase amount would exceed the maximum sales charge of 3.5%, you can instead choose to invest the same dollar amount in level-load shares or purchase an amount of front-end load shares that would bring the sales charge to 3.5% or lower.

●	Eligible share classes for rights of accumulation (ROA): Your aggregated mutual fund holdings in the share classes listed for the mutual fund family in Exhibit A, which are held in your Merrill Household’s accounts, will be combined with your purchase to determine if your purchase qualifies for a breakpoint discount. This list is subject to change.

Holdings in products other than mutual funds and any mutual funds that are not eligible for ROA, as disclosed in the fund’s prospectus, will not count towards ROA. In addition, mutual fund family holdings not held at Merrill may be included in the ROA calculation only if clients notify their financial advisors about such assets. Effective May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation.

●	Letters of Intent (LOI): Whether your purchase is eligible for a breakpoint discount will depend on a variety of conditions such as whether: (1) the fund family permits LOIs or allows a particular mutual fund or share class to be counted towards your LOI commitment; (2) your purchase is in an account in your Merrill Household and (3) you fulfill your LOI Commitment within a 13-month period.

Effective May 1, 2026, Merrill will no longer accept new LOIs. Please contact your financial advisor to discuss eligibility and to obtain Merrill’s LOI form, which contains more detailed information.

[1]	Clients may only purchase mutual fund shares of participating fund families at Merrill. Clients who hold mutual fund shares of non- participating fund families are eligible for the CDSC waivers listed in the non-participating mutual fund’s prospectus.

[2]	Level-load shares held in employer-sponsored retirement, deferred compensation, and employee benefit plan (including health savings accounts) accounts will not be exchanged for front-end load shares. Contact your financial advisor to confirm your account’s eligibility.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

●	Employer-sponsored retirement plans.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPPENHEIMER & CO, INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

-	Shares purchased by or through a 529 Plan

-	Shares purchased through an OPCO affiliated investment advisory program

-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

-	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC, or the Class C shares have been held for 5 years or more, and the conversion is in line with the policies and procedures of OPCO

-	Employees and registered representatives of OPCO or its affiliates and their family members

-	Directors or Trustees of a Fund, and employees of a Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder

-	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus

-	Return of excess contributions from an IRA Account

-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

-	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.

-	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

ROBERT W. BAIRD & CO. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

●	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

●	Shares purchased using the proceeds of redemptions from a Catalyst Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●	A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Catalyst assets held by accounts within the purchaser’s household at Baird. Eligible Catalyst assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Catalyst through Baird, over a 13-month period of time

The information disclosed in the appendix is part of, and incorporated in, the prospectus

WAIVERS APPLICABLE TO PURCHASES THROUGH STIFEL NICHOLAS & CO.

Shareholders purchasing or holding Fund shares, including existing Fund shareholders, through a Stifel Nicolaus & Co. (Stifel) or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s Statement of Additional Information (SAI).

CLASS A SHARES

As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of Accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Catalyst family of funds held by accounts within the purchaser’s household at Stifel. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-End Sales Charge Waivers on Class A Shares Available at Stifel

Sales charges may be waived for the following shareholders in the following situations:

●	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same Fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Catalyst family of funds.

●	Shares purchased from the proceeds of redeemed shares of a fund within the Catalyst family of funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●	Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the Fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. August 2021

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS? CALL 1-866-447-4228

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may obtain information about the Funds (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21872